UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

REPLIMUNE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Replimune Group, Inc.
500 Unicorn Park Drive
Suite 303
Woburn, MA 01801
Dear Stockholders:
On behalf of the Board of Directors of Replimune Group, Inc. (the “Company,” “we” or “Replimune”), I invite you to attend our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Wednesday, September 3, 2025, at 11:30 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live webcast. You will be able to participate in the Annual Meeting, vote online during the Annual Meeting and submit your questions during the Annual Meeting by visiting www.meetnow.global/MF6VJVT, but you will not be able to attend the Annual Meeting in person. A Notice of Internet Availability of Proxy Materials, which contains instructions on how to access online the proxy statement accompanying this letter (the “Proxy Statement”) and our Annual Report for the fiscal year ended March 31, 2025, is first being sent to stockholders on or about July 25, 2025. We urge you to carefully read our proxy materials, which provide important information about the Annual Meeting and will serve as your guide to the business that will be conducted at the Annual Meeting.
The matters to be voted upon at the Annual Meeting are listed in the Notice of 2025 Annual Meeting of Stockholders and are more fully described in the Proxy Statement.
All holders of record of our common stock at the close of business on July 16, 2025, the record date, are entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment thereof. Whether or not you participate in the Annual Meeting, it is important that your shares be represented and voted during the Annual Meeting. We therefore are soliciting proxies so that each stockholder has an opportunity to vote on the matters that are scheduled to come before the stockholders at the Annual Meeting. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained therein. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote electronically if you decide to virtually attend the Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares. Whether or not you expect to attend the Annual Meeting virtually, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting.
Thank you for your continuing interest in the Company.
Sincerely,
/s/ SUSHIL PATEL

Sushil Patel
Chief Executive Officer
July 25, 2025

Replimune Group, Inc.
500 Unicorn Park Drive
Suite 303
Woburn, MA 01801
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Replimune Group, Inc. (the “Company,” “we” or “Replimune”) will be held on Wednesday, September 3, 2025, at 11:30 a.m., Eastern Time. We have adopted a virtual format for the Annual Meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MF6VJVT and entering your 15-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Internet Notice”), on any proxy card you received or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the purpose of considering the following company-sponsored proposals:
1.
to elect Philip Astley-Sparke, Kapil Dhingra, Michael Goller, Christy Oliger and Joseph Slattery as Class I members of the Company’s Board of Directors (each a “Class I director”), each to serve for a three-year term until the Company’s 2028 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified;

2.
to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2026;

3.
to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2025; and

4.
to approve an amendment to the Company’s 2018 Omnibus Incentive Compensation Plan.

We will also consider and act upon any other matters that properly come before the Annual Meeting or any continuation, adjournment or postponement thereof.
Our Board of Directors recommends that you vote “FOR” each of the nominees for Class I director (Proposal No. 1), “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm (Proposal No. 2), “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2025 (Proposal No. 3); and “FOR” the approval of an amendment to the Company’s 2018 Omnibus Incentive Compensation Plan (Proposal No. 4).
Our Board of Directors has fixed the close of business on July 16, 2025 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. Therefore, each outstanding share of our common stock entitles the holder of record of such shares at the close of business on July 16, 2025 to receive notice of, and to vote at, the Annual Meeting or any continuation, adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during ordinary business hours for 10 days prior to the Annual Meeting at our principal executive offices at 500 Unicorn Park Drive, Suite 303, Woburn, MA 01801. This stockholder list will also be available for review online during the Annual Meeting. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 15-digit control number included in your Internet Notice, on any proxy card you received or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting electronically, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you choose to attend the Annual Meeting electronically, you may still vote your shares electronically at the Annual Meeting, even if you have previously voted or returned your proxy by any of the methods described in our proxy statement. If your shares are held in street name in a bank or brokerage account, please refer to the materials provided to you by your bank, broker or other nominee for voting instructions. Your proxy is revocable in accordance with the procedures set forth in our proxy statement.
All stockholders are extended a cordial invitation to virtually attend the Annual Meeting via live webcast.
By Order of the Board of Directors,
/s/ SUSHIL PATEL

Sushil Patel
Chief Executive Officer
July 25, 2025

i

ii

Replimune Group, Inc.
500 Unicorn Park Drive
Suite 303
Woburn, MA 01801
PROXY STATEMENT
FOR 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, SEPTEMBER 3, 2025 AT 11:30 A.M., EASTERN TIME
GENERAL INFORMATION
This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Replimune Group, Inc., a Delaware corporation (“Replimune,” “we,” “our,” “us,” or the “Company”), of proxies in the accompanying form to be used at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 3, 2025 at 11:30 a.m., Eastern Time, and any continuation, postponement or adjournment thereof. We have adopted a virtual format for our Annual Meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MF6VJVT and entering your 15-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Internet Notice”), on any proxy card you received or on the instructions that accompanied your proxy materials.
The Board has fixed the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting as of the close of business on July 16, 2025 (the “Record Date”).
When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?
This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 (the “Annual Report”) will be released to our stockholders as of the Record Date on or about July 25, 2025.
Notice of Internet Availability of Proxy Materials.
As permitted by the rules and regulations of the Securities and Exchange Commission (“SEC”), we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the Internet. On or about the date hereof, we will begin mailing a notice, which we refer to herein as the Internet Notice, to our stockholders as of the Record Date containing instructions on how to access this Proxy Statement and our Annual Report and the mechanisms by which such stockholders may vote. If you are a stockholder as of the Record Date, you may then access these proxy materials online or you may request that a printed copy of the materials be sent to you. If you choose to receive a paper or e-mail copy of these proxy materials, you must request such by telephone by calling 1-866-641-4276, online at www.envisionreports.com/REPL or by e-mail to investorvote@computershare.com with “Proxy Materials Replimune Group, Inc.” in the subject line, in each case, before August 22, 2025. There is no charge to you for requesting a copy of these proxy materials.
The Internet Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet.
Who can vote at the Annual Meeting?
You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. As of the close of business on the Record Date, we had 77,807,174 shares of common stock outstanding. Each share of common stock entitles the holder to one vote on each matter presented at the Annual Meeting. There is no cumulative voting.
Who can attend and participate in the Annual Meeting?
You may attend and participate in the Annual Meeting online only if you were a stockholder as of the Record Date, or if you hold a valid proxy for the Annual Meeting. We have adopted a virtual format for our

Annual Meeting. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. We have designed the format of this year’s virtual Annual Meeting to ensure that our stockholders who attend the Annual Meeting online will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit questions online during the Annual Meeting by visiting www.meetnow.global/MF6VJVT. To attend and participate in the Annual Meeting, you will need the 15-digit control number included in your Internet Notice, on any proxy card you received or on the instructions that accompanied your proxy materials. If you lose your 15-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
If your shares are held in “street name,” as described below, you must register in advance to attend the Annual Meeting online using the instructions found under the caption “How do I vote?” below. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
The Annual Meeting webcast will begin promptly at 11:30 a.m., Eastern Time. We encourage you to access the Annual Meeting at least fifteen minutes prior to the start time, leaving ample time for check-in procedures.
What is the difference between a stockholder of record and beneficial owner of shares held in “street name”?
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the stockholder of record with respect to those shares, and the Internet Notice, or if requested, these proxy materials, will be sent directly to you by us.
Beneficial Owner of Shares Held in “Street Name.”   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Internet Notice, or if requested, these proxy materials, will be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.
How do I vote?
If you are a stockholder of record and your shares are registered directly in your name, you may vote:
•
By Internet.   You may vote by proxy via the Internet at www.envisionreports.com/REPL by following the instructions provided on the Internet Notice or any proxy card you received. In order submit a vote over the Internet, you must have your 15-digit control number included in your Internet Notice or on any proxy card you received.

•
By Telephone.   If you live in the United States or Canada, you may vote by proxy by calling toll-free 1800-652-VOTE (8683) and by following the instructions provided on the Internet Notice or any proxy card you received. In order to submit your vote over the telephone, you must have your 15-digit control number included in your Internet Notice or on any proxy card you received.

•
By Mail.   Complete and mail any proxy card you may have received in the accompanying postage prepaid envelope and return the proxy card to Proxy Services, C/O Computershare Investor Services, P.O. Box 43101, Providence, RI 02940-5067. Your proxy will be voted in accordance with your instructions. If you have received printed copies of these proxy materials and sign and return the enclosed proxy but do not otherwise specify how you want your shares voted, they will be voted “FOR” the election of the Class I director nominees named herein to the Board, “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2025, “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2025; and “FOR” the approval of an amendment to the Company’s 2018 Omnibus Incentive Compensation Plan, and will be voted according to the discretion of the proxy holder named in the proxy card upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof.
•
Electronically at the Annual Meeting.   If you attend the meeting online via live webcast, you will need the 15-digit control number included in your Internet Notice, on any proxy card you received or on the instructions that accompanied your proxy materials to vote electronically during the meeting. If you lose your 15-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

If your shares are held in street name (held for your account by a broker or other nominee), you may vote:
•
By Internet or By Telephone.   You will receive instructions from your broker or other nominee if you are permitted to vote by Internet or telephone.

•
By Mail.   You will receive instructions from your broker or other nominee explaining how to vote your shares.

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Register to Attend the Annual Meeting.   You may register to attend the meeting online via webcast as a stockholder in advance (allowing you to both vote and ask questions during the Annual Meeting). To register to attend the Annual Meeting online, you must submit proof of your proxy power (legal proxy) reflecting your holdings in the Company along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 2, 2025. You will receive a confirmation of your registration by email after Computershare receives your registration materials. Requests for registration should be directed to Computershare in the following manner: (1) by email: forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com; or (2) by mail: Computershare, Replimune Group, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

•
Attend the Annual Meeting Using a Control Number.   We expect that the vast majority of beneficial holders will be able to attend and participate in the Annual Meeting by logging into the Annual Meeting using the control number received with the voting instruction form provided by your broker or other nominee. However, some beneficial holders may need to request a legal proxy and register in advance of the Annual Meeting pursuant to the instructions above under “Register to Attend the Annual Meeting.” Please contact your broker or other nominee to confirm whether your control number will allow you to access the Annual Meeting or whether you will need to obtain a legal proxy and register in advance.

What are the Board’s recommendations on how to vote my shares?
The Board recommends a vote:
•
Proposal No. 1:   “FOR” the election of each of Philip Astley-Sparke, Kapil Dhingra, Michael Goller, Christy Oliger and Joseph Slattery as Class I members of the Board (the “Class I directors”).

•
Proposal No. 2:   “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as Replimune’s independent registered public accounting firm for the fiscal year ending March 31, 2026.

•
Proposal No. 3:   “FOR” the non-binding advisory approval of the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2025.

•
Proposal No. 4:   “FOR” the approval of an amendment to the Company’s 2018 Omnibus Incentive Compensation Plan.

Who pays the cost for soliciting proxies?
We will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. We may solicit proxies by mail, personal interview, telephone or via the Internet through its officers, directors and other management employees, who will receive no additional compensation for their services. We may also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Pursuant to rules and regulations adopted by the SEC, we have elected to deliver the Internet Notice to stockholders and provide Internet access to our proxy materials. Stockholders may obtain paper copies of the proxy materials free of charge by following the instructions provided in the Internet Notice.
Can I change or revoke my vote?
You may revoke your proxy at any time before it is voted by delivering written notice to our Investor Relations team at our principal executive offices, by returning a signed proxy with a later date, by transmitting a subsequent vote over the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility, or by attending the Annual Meeting and voting electronically. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change or revoke your vote.
How is a quorum reached?
The presence of holders of at least a majority of the issued and outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone or by completion and submission of a proxy or that are represented virtually at the Annual Meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to withhold or abstain or votes on only one of the proposals. In addition, we will count as present shares held in street name by brokers or other nominees that indicate on their proxies that they do not have authority to vote those shares on Proposal No. 1, Proposal No. 3, and Proposal No. 4. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.
What are broker non-votes?
“Broker non-votes” are shares represented at the Annual Meeting held by brokers, banks or other nominees (i.e., in “street name”) which do not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Generally, nominees may vote to ratify the selection of independent auditors (Proposal No. 2). In contrast, nominees may not vote to (i) elect directors (Proposal No. 1), (ii) approve the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2025 (Proposal No. 3), or (iii) approve an amendment to the Company’s 2018 Omnibus Incentive Compensation Plan (Proposal No. 4) because those proposals are considered to be “non-discretionary” items. Accordingly, if you hold your shares in street name and do not instruct your broker, bank or other nominee how to vote your shares on Proposal No. 1, Proposal No. 3, or Proposal No. 4, your broker, bank or other nominee will not be permitted to vote your shares on such matter. This is a “broker non-vote.”
What vote is required to approve each item?
Required Vote — Election of Directors (Proposal No. 1).   Directors will be elected by a plurality of the votes cast electronically or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five individuals receiving the highest number of “FOR” votes will be elected as directors. Votes that are withheld or broker non-votes will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.
Required Vote — Ratification of the Selection of Independent Registered Public Accounting Firm (Proposal No. 2).   The affirmative vote of a majority of shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the selection of our independent auditors. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote “against” the ratification of the independent auditors. Because the ratification of the independent auditors is a routine matter, a nominee holding shares in street name may vote on this proposal in the absence of instructions from the beneficial owner.
Required Vote — Approval of Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers (Proposal No. 3).   The affirmative vote of a majority of shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote is required to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2025 as disclosed in this Proxy Statement (the “Say on Pay Proposal”). An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote “against” the Say on Pay Proposal. Broker non-votes will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
Required Vote — Approval of an Amendment to the Company’s 2018 Omnibus Incentive Compensation Plan (Proposal No. 4).   The affirmative vote of a majority of shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote is required to approve an amendment to our 2018 Omnibus Incentive Compensation Plan (the “Plan Amendment”). An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote “against” the Plan Amendment. Broker non-votes will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the Annual Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy.
Could other matters be decided at the Annual Meeting?
Stockholders at an annual meeting will only be able to consider proposals or nominations specified in the Notice of Annual Meeting or brought before such annual meeting by or at the direction of our Board or by a stockholder of record on the Record Date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form of the stockholder’s intention to bring such business before the meeting. As of the date of this Proxy Statement, Replimune does not know of any other business that may be presented for action at the Annual Meeting. Should any other business properly come before the Annual Meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. If you hold shares through a broker, bank or other nominee, as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.
Why hold a virtual Annual Meeting?
We believe that hosting a virtual meeting this year is in our best interest and the best interest of our stockholders, primarily because we believe a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.meetnow.global/MF6VJVT. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be available during the meeting.
What happens if the meeting is postponed or adjourned?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

What does it mean if I receive more than one proxy card or voting instruction form?
It means that you have multiple accounts with Computershare or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final results will be disclosed in a Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting.
What are the implications of being a “smaller reporting company”?
We are a “smaller reporting company” as that term is defined in Regulation S-K. We will remain a smaller reporting company if we have (1) less than $250 million in market value of our shares held by non-affiliates as of the last business day of our second fiscal quarter or (2) less than $100 million of annual revenues in our most recent fiscal year completed before the last business day of our second fiscal quarter and less than $700 million in market value of our shares held by non-affiliates as of the last business day of our second fiscal quarter. As a “smaller reporting company,” we are subject to reduced disclosure obligations as compared to other issuers, including with respect to disclosure obligations regarding executive compensation in our periodic reports and proxy statements and certain reduced financial information disclosure.
Who should I call if I have any additional questions?
If you hold your shares directly, please call Investor Relations at +1 (339) 970-2843. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
SEPTEMBER 3, 2025
The Notice of 2025 Annual Meeting of Stockholders, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 are available free of charge at www.envisionreports.com/REPL or at www.replimune.com under “Investors & Media” at “Financials & Filings.”

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
In accordance with Replimune’s certificate of incorporation and bylaws, each as amended and currently in effect, the Board is divided into three classes of directors. The members of each class of directors are elected to serve a three-year term with the term of office of each class ending in successive years. Philip Astley-Sparke, Kapil Dhingra, Michael Goller, Christy Oliger and Joseph Slattery are the Class I directors whose terms expire at the Annual Meeting.
After thoughtful consideration the Board has determined to nominate each of Philip Astley-Sparke, Kapil Dhingra, Michael Goller, Christy Oliger and Joseph Slattery for reelection as Class I directors at the Annual Meeting. Each such nominee has agreed to stand for election to the Board to serve as a Class I director of Replimune for three years until the 2028 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified or until his or her earlier death, resignation or removal.
It is intended that, unless you give contrary instructions, shares represented by proxies will be voted for the election of each of the five nominees listed above as director nominees. Replimune has no reason to believe that any nominee will be unable to serve. In the event that one or more nominees is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting. Information relating to each director nominee, including his or her period of service as a director of Replimune, principal occupation and other biographical material, is included below.
A plurality of the votes cast at the meeting will be required for the election of the Class I director nominees. Accordingly, the five nominees for director with the highest number of affirmative votes at the Annual Meeting will be elected as directors of Replimune. Broker non-votes and votes withheld will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” EACH OF THESE NOMINEES FOR CLASS I DIRECTOR.
(PROPOSAL NO. 1)

BOARD OF DIRECTORS
Board Composition and Structure
Our certificate of incorporation and bylaws, each as amended and currently in effect, state that our Board will consist of a number of directors that will be fixed exclusively by the Board from time to time in accordance with the bylaws of the Company. Each director holds office until his or her successor is duly elected and qualified or until his or her death, incapacity, resignation or removal. Our certificate of incorporation, as amended and currently in effect, provides that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of our capital stock entitled to vote in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose. Any vacancy in the Board, including a vacancy that results from an increase in the number of directors, may be filled only by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.
Our certificate of incorporation, as amended and currently in effect, provides that our Board is divided into three classes of directors. Each of our directors identified below serves in the class indicated opposite such director’s name. Subject to any earlier resignation or removal in accordance with the terms of our certificate of incorporation and bylaws, each as amended and currently in effect, the Class I director nominees, if elected, will serve until the 2028 Annual Meeting of Stockholders; our current Class II directors will serve until the 2026 Annual Meeting of Stockholders; and our current Class III directors will serve until the 2027 Annual Meeting of Stockholders. Any additional directorships resulting from an increase in the number of directors will be apportioned by our Board.
Our Board is currently composed of ten members. Below is a list of the names, ages as of July 16, 2025 and classification of the individuals who currently serve as our directors, including those who are nominees to be reelected at the Annual Meeting.
Name	Age	Position(s)	Class
Philip Astley-Sparke	53	Executive Chairman	I
Sushil Patel, Ph.D.	54	Chief Executive Officer and Director	III
Madhavan Balachandran(2)	74	Director	III
Kapil Dhingra, M.B.B.S.(1)(2)	65	Director	I
Christy Oliger(1)(2)	55	Director	I
Veleka Peeples-Dyer(3)(4)	53	Director	II
Paolo Pucci(1)(2)(3)	64	Director	II
Joseph Slattery(1)(4)	60	Director	I
Michael Goller(3)(5)	50	Director	I
Dieter Weinand(3)(4)	64	Lead Independent Director	III

(1)
Member of the Compensation Committee. Dr. Dhingra and Mr. Slattery served as members of the Compensation Committee for all periods during the fiscal year ended March 31, 2025. Mr. Pucci served as a member of the Compensation Committee until June 5, 2024, at which time Ms. Oliger was appointed to serve on the Compensation Committee to serve in place of Mr. Pucci.

(2)
Member of the Research & Development Committee. Dr. Dhingra, Mr. Pucci and Ms. Oliger served as members of the Research & Development Committee for all periods during the fiscal year ended March 31, 2025. Mr. Balachandran was appointed to serve as a member of the Research & Development Committee on September 4, 2024.

(3)
Member of the Nominating and Corporate Governance Committee. Mr. Pucci and Ms. Peeples-Dyer served as members of the Nominating and Corporate Governance Committee for all periods during the fiscal year ended March 31, 2025. Mr. Weinand and Mr. Goller were appointed to serve on the Nominating and Corporate Governance Committee on June 5, 2024 and March 5, 2025, respectively.

(4)
Member of the Audit Committee. Mr. Slattery and Ms. Peeples-Dyer served as members of the Audit Committee for all periods during the fiscal year ended March 31, 2025. Ms. Oliger served as a member of the Audit Committee until June 5, 2024, at which time Mr. Weinand was appointed to serve on the Audit Committee to serve in place of Ms. Oliger.

(5)
Effective as of March 5, 2025, the members of the Board then in office appointed Mr. Goller as (i) a member of the Board to fill a vacancy resulting from the Board’s decision on March 5, 2025 to increase the size of the Board from nine members to ten members and (ii) a member of the Nominating and Corporate Governance Committee.

Recent Board Composition Changes
On March 5, 2025, upon the recommendation of our Nominating and Corporate Governance Committee, our Board increased the size of the Board from nine members to ten members and subsequently filled the newly created vacancy on the Board by appointing Mr. Goller as a Class I director, effective immediately.
Classified Board
In consultation with our Nominating and Corporate Governance Committee, the Board has determined that the classified board structure remains appropriate at this time. A classified board provides for stability, continuity and experience among our Board. Further, the Board believes that building a cohesive board is an important goal. In our industry in particular, long-term focus is critical. The time horizon required for successful development of biologics makes it vital that we have a board that understands the implications of this process and has the ability to develop and implement long-term strategies while benefiting from an in-depth knowledge of our business and operations. A classified board structure helps to ensure that there will be the continuity and stability of leadership required to navigate a challenging development environment while resisting the pressure to focus on short-term results at the expense of our long-term value and success. Our future success depends in significant part on the ability to attract and retain capable and experienced directors. In this regard, we believe that longer terms for our directors enhances director independence from both management and stockholder special interest groups.
Director Biographies
Information concerning our current directors, continuing directors and director nominees is set forth below. The biographical description of each current director, continuing director and director nominee includes the specific experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director.
Class I Directors (Nominees Standing for Election at the Annual Meeting)
Philip Astley-Sparke
Mr. Philip Astley-Sparke is one of our co-founders and has served as a member of our Board since our formation in 2015 and as our Executive Chairman since April 2024. Previously, Mr. Astley-Sparke served as our Chief Executive Officer from January 2020 to April 2024 and our Executive Chairman from our formation in 2015 to January 2020. Mr. Astley-Sparke currently serves on the board of directors of enGene Holdings Inc., a Nasdaq-listed immunotherapy company since July 2025. From 2016 until June 2021, Mr. Astley-Sparke served as Chairman of uniQure N.V., a Nasdaq-listed gene therapy company. From 2013 to 2015, Mr. Astley-Sparke served as uniQure N.V.’s President of U.S. operations, where he established its U.S. infrastructure. Mr. Astley-Sparke served as Vice President and General Manager at Amgen, Inc. until December 2011, following Amgen Inc.’s acquisition of BioVex Group, Inc. in March 2011. Mr. Astley-Sparke was previously President and Chief Executive Officer of BioVex Group, Inc. Prior to BioVex Group, Inc., Mr. Astley-Sparke was a healthcare investment banker at Chase H&Q and qualified as a Chartered Accountant with Arthur Andersen LLP. Mr. Astley-Sparke has been a Venture Partner at Forbion Capital Partners, a venture capital fund, since May 2012 and previously served as Chairman of the board of directors of Oxyrane Limited, a biotechnology company, from 2012 to 2020. From 2021 to 2023, Mr. Astley-Sparke served on the board of Forbion European Acquisition Corp. Mr. Astley-Sparke received a B.Sc. in Cellular and Molecular Pathology from Bristol University. We believe Mr. Astley-Sparke is qualified to serve on our Board because of his extensive knowledge of our Company based on his role as co-founder and his prior role as our Chief Executive Officer and his extensive financial and leadership experience.
Kapil Dhingra, M.B.B.S.
Dr. Kapil Dhingra has been a member of our Board since 2017. Dr. Dhingra currently serves as the Managing Member of KAPital Consulting, LLC, a healthcare consulting firm that he founded in 2008. Dr. Dhingra also currently serves on the boards of directors of CARGO Therapeutics Inc., a Nasdaq-listed biotechnology company since April 2024, LAVA Therapeutics B.V., where he has served as Chairman and as a non-executive director since January 2021, Black Diamond Therapeutics, Inc., a Nasdaq-listed precision oncology medicine company since January 2021, and Median Technologies Inc., since June 2017. Dr. Dhingra previously served as a member of the board of directors of Mariana Oncology, a privately held company until its acquisition by Novartis AG in May 2024 and Autolus Therapeutics plc from August 2014 to December 2023, Five Prime Therapeutics Inc., until its acquisition by Amgen, Inc., Micromet, Inc., until its acquisition by Amgen, Inc., Advanced Accelerator Applications S.A., until its acquisition by Novartis AG, and YM Biosciences Inc., until its acquisition by Gilead Sciences, Inc., each of which was a public company during Dr. Dhingra’s service as a director. From 1999 to 2008, Dr. Dhingra worked at F. Hoffmann-La Roche & Co. where he served as Vice President, Head of the Oncology Disease Biology Leadership Team and Head of Oncology Clinical Development. From 2000 to 2008, he held a Clinical Affiliate appointment at Memorial Sloan Kettering Cancer Center. From 1996 to 1999, Dr. Dhingra worked at Eli Lilly & Co. where he served as Senior Clinical Research Physician. Dr. Dhingra also served as a Clinical Associate Professor of Medicine at the Indiana University School of Medicine from 1997 to 1999. Prior to Eli Lilly & Co., Dr. Dhingra was a member of the faculty of M.D. Anderson Cancer Center from 1989 to 1996. Dr. Dhingra received his M.B.B.S. from the All India Institute of Medical Sciences in New Delhi, India. He completed his residency in Internal Medicine at Lincoln Medical and Mental Health Center and New York Medical College and completed his fellowship in Hematology and Oncology at Emory University School of Medicine. We believe Dr. Dhingra is qualified to serve on our Board due to his significant experience as a healthcare consultant, his biotechnology company board experience, and his experience as a senior officer of F. Hoffmann-La Roche & Co. and Eli Lilly & Co.
Michael Goller
Michael Goller has been a member of our Board since March 2025. Mr. Goller is currently a Partner at Baker Bros. Advisor LP (“Baker Brothers”). Prior to joining Baker Brothers in 2005, Mr. Goller was an Associate at JPMorgan Partners, LLC from 1999 to 2003. Previously, Mr. Goller served as an Investment Banker with Merrill Lynch and Co. from 1997 to 1999. Mr. Goller currently serves on the board of directors of DBV Technologies S.A., a publicly traded biopharmaceutical company since October 2015, BeiGene, Ltd., a Chinese publicly traded biotechnology company, and Terremoto Biosciences, Inc., a U.S. biotechnology company. Mr. Goller served on the board of directors of Levo Therapeutics, a biotechnology company, from August 2017 to February 2019. Mr. Goller received a B.S. in Molecular and Cell Biology from The Pennsylvania State University in May 1997 and a master’s degree in both Biotechnology (School of Engineered and Applied Sciences) and Business Administration (Wharton School) from the University of Pennsylvania in May 2005. We believe that Mr. Goller is qualified to serve on our Board based on his financial and executive-level experience and knowledge of the life science industry.
Christy Oliger
Ms. Christy Oliger has been a member of our Board since 2021. Ms. Oliger currently serves on the board of directors of Karyopharm Therapeutics Inc., a Nasdaq-listed pharmaceutical company, LAVA Therapeutics, a Nasdaq-listed clinical-stage immuno-oncology company, Vera Therapeutics, Inc., a Nasdaq-listed biotechnology company, and Nuvalent, Inc., a Nasdaq-listed biopharmaceutical company, since August 2020, March 2023, April 2024, and June 2025, respectively. Previously, Ms. Oliger served as a member of the board of directors of Sierra Oncology, Inc., a late stage biopharmaceutical company from June 2021 until June 2022 when the company was acquired by GSK, Reata Pharmaceuticals, Inc. from April 2021 until June 2023 when the company was acquired by Biogen, and Rayze from September 2023 until April 2024 when the company was acquired by BMS. Ms. Oliger was previously Senior Vice President of the Oncology Business Unit at Genentech, Inc., a biopharmaceutical company, responsible for all commercial activities in the U.S. Ms. Oliger spent two decades with Genentech from 2000 to 2020, holding a number of leadership roles including Senior Vice President, IMPACT Business Unit; Vice President, Pharma Portfolio Management; Vice President, Portfolio Planning and Vice President, Hematology Marketing and Sales. Prior to Genentech, Ms. Oliger held management positions at Schering-Plough. Ms. Oliger holds a B.A. in economics from the University of California at Santa Barbara. We believe that Ms. Oliger is qualified to serve on our Board due to her extensive experience in commercial and portfolio management roles at biopharmaceutical companies.
Joseph Slattery
Mr. Joseph Slattery has been a member of our Board since 2017. He previously served as our lead independent director from March 2019 until March 31, 2020. Mr. Slattery served as Executive Vice President and Chief Financial Officer of Asensus Surgical, Inc. from October 2013 through December 2019. From 2010 to 2013, Mr. Slattery served as Executive Vice President and Chief Financial Officer at Baxano Surgical, Inc. Previously, from 1996 to 2007, Mr. Slattery served in various roles of increasing responsibility at Digene Corporation, including as Chief Financial Officer and Senior Vice President of Finance and Information Systems from 2006 to 2007. Mr. Slattery currently serves on the board of directors of CVRx Inc. since October 2008. Previously, he served as a director of Morphic Therapeutic, Inc., Omega Alpha SPAC, Baxano Surgical, Inc., Exosome Diagnostics, Inc. and Micromet, Inc. Mr. Slattery received a B.S. in Accounting from Bentley University and is a certified public accountant. We believe Mr. Slattery is qualified to serve on our Board based on his experience in public accounting and financial expertise.
Current Directors Not Standing for Election at the Annual Meeting
Sushil Patel, Ph.D.
Dr. Sushil Patel has served as a member of our Board and as our Chief Executive Officer since April 2024. Previously, Dr. Patel served as our Chief Strategy Officer from January 2023 to April 2024 and as our Chief Commercial Officer from May 2021 to January 2023. Prior to joining Replimune, Dr. Patel served as VP, Franchise Head for Lung, Skin, Tumor Agnostic, and Rare Cancers at Genentech, Inc. since April 2018, and previously held various positions of increasing responsibility at Genentech, Inc. since 2002, including global launch lead and lifecycle leader for Tecentriq in lung cancer. From 1999 to 2002, Dr. Patel served as Senior Consultant at Front Line Strategic Management Consulting. From 1996 to 1999, Dr. Patel served as a Senior Research Executive at IMS Health in the Pharma Strategy Group. Prior to joining IMS Health, Dr. Patel served as the Clinical Research Scientist at the Central Public Health Laboratory from 1993 to 1996. Currently, Dr. Patel serves on the board of directors of Revolution Medicines, Inc., a NASDAQ-listed clinical-stage company developing targeted therapies for RAS-addicted cancers. Dr. Patel obtained his Ph.D. in Molecular Biology from the University of London in 1999, his M.S. in Biotechnology from the Imperial College London in 1993, and his B.S. in Microbiology and Microbial Technology from the University of Warwick in 1992. We believe Dr. Patel is qualified to serve on our Board due to his extensive leadership experience and knowledge of our Company based on his role as our Chief Executive Officer.
Dieter Weinand
Mr. Dieter Weinand has been a member of our Board since June 2018 and has served as the lead independent director of our Board since April 2024. Mr. Weinand was previously the Chairperson of the Board from April 2020 to April 2024. From November 2018 to March 2020, Mr. Weinand served as Executive Vice President, Primary Care of Sanofi S.A. He previously served as President and CEO, Pharmaceutical Division at Bayer AG from 2014 to 2018. From 2013 to 2014, Mr. Weinand was President, Global Commercialization at Otsuka Pharmaceutical Co., Ltd. and from 2010 to 2013 Mr. Weinand was President, Primary Care and Asia-Pacific Region at Pfizer Inc. From 2001 to 2010, Mr. Weinand served as President, Senior Vice President, and Vice President of Bristol-Myers Squibb Company. Prior to joining Bristol-Myers Squibb Company, Mr. Weinand was Senior Vice President at F.H. Faulding, Inc. from 2000 to 2001, Managing Director, Director, Vice President, and Senior Director at Warner-Lambert Company, which was acquired by Pfizer Inc. in 2000, during the period from 1994 to 2000, Vice President at Pharmos

Corporation during 1994, and Director, Area Business Operations Coordinator, and International Product Manager at Lederle International during the period from 1990 to 1994. Mr. Weinand currently serves on the board of directors of Reunion Neuroscience, Inc., a clinical stage pharmaceutical company and Coya Therapeutics, a NASDAQ-listed clinical-stage biotechnology company. Previously, Mr. Weinand was a member the board of directors of Bayer AG, from 2013 to 2014, and HealthPrize Technologies LLC, from 2014 to 2018. Mr. Weinand was a director and member of the compensation committee and chair of the audit committee of Filed Trip Health Ltd. from October 2019 to July 2022. Mr. Weinand received a M.S. in Pharmacology and Toxicology from Long Island University and a B.A. in Biology from Concordia College. We believe Mr. Weinand is qualified to serve on our Board because of his extensive leadership experience, his experience serving on the boards of biotechnology companies and his experience in management roles at life sciences companies.
Madhavan Balachandran
Mr. Madhavan Balachandran has been a member of our Board since September 2024. Mr. Balachandran was Chief Operating Officer of Nutcracker Therapeutics, a developer of mRNA therapeutics, from September 2020 to March 2022. Previously, Mr. Balachandran was Executive Vice President, Operations of Amgen Inc., a global biotechnology company, from August 2012 until July 2016 and retired as an Executive Vice President in January 2017. Mr. Balachandran joined Amgen in 1997 as Associate Director, Engineering. He became Director, Engineering in 1998, and, from 1999 to 2001, he held the position of Senior Director, Engineering and Operations Services before moving to the position of Vice President, Information Systems from 2001 to 2002. Thereafter, Mr. Balachandran was Vice President, Puerto Rico Operations from May 2002 to February 2007. From February 2007 to October 2007, Mr. Balachandran was Vice President, Site Operations, and from October 2007 to August 2012, he held the position of Senior Vice President, Manufacturing. Prior to his tenure at Amgen, Mr. Balachandran held leadership positions at Copley Pharmaceuticals, now a part of Teva Pharmaceuticals Industries Ltd., and Burroughs Wellcome Company, a predecessor before mergers of GlaxoSmithKline plc. Mr. Balachandran currently serves as a director of A2 Biotherapeutics, Inc., a private company, a director of INCOG BioPharma Services, Inc., a private company, a non-executive director of uniQure, N.V., a Nasdaq-listed life sciences company and as a director of Stevanato Group S.p.A, a NYSE-listed, public global provider of drug containment, drug delivery and diagnostic solutions to the biotechnology and life sciences industries. Mr. Balachandran previously served as a director of Catalent, Inc., a NYSE-listed biopharmaceutical company, from May 2017 to January 2024. Mr. Balachandran holds a M.S. in Chemical Engineering from The State University of New York at Buffalo, a B.A. in Chemical Engineering from the Indian Institute of Technology, Bombay, and an M.B.A. from East Carolina University. We believe Mr. Balachandran is qualified to serve as a director due to his extensive experience in the biotechnology industry, particularly his expertise in commercial development.
Veleka Peeples-Dyer
Ms. Veleka Peeples-Dyer has been a member of our Board since June 2023. Ms. Peeples-Dyer has served as a strategic enterprise leader with over 25 years of experience in the life sciences industry serving as in-house counsel for leading biopharmaceutical companies and outside counsel to global life sciences clients through her partnerships at prominent life sciences law firms, including as the Chair of the North American Food and Drug practice and Co-Chair of the Global Regulatory Group at Baker McKenzie, a top ten global life sciences firm. Throughout her career in the life sciences industry, including executive appointments as Chief Legal Officer, Chief Compliance Officer and Corporate Secretary, Ms. Peeples-Dyer has provided business, legal and compliance advice and counsel on a wide variety of matters, including Food and Drug Administration regulatory, global compliance, business development, clinical trials, quality, manufacturing, commercialization and other corporate matters. Ms. Peeples-Dyer is currently on the Advisory Board of Syridex Bio, a life sciences impact investment firm dedicated to the acceleration of health equity through focusing on investing in therapies for diseases that disproportionately affect underserved populations and the Board for the Frederick Innovative Technology Center, Inc. Ms. Peeples-Dyer holds a B.A. in Political Science from Hampton University and a J.D. degree from the University of South Carolina School of Law. We believe Ms. Peeples-Dyer is qualified to serve on our Board because of her significant experience serving as a legal and strategic advisor to biopharmaceutical and life sciences companies and her extensive knowledge of the broad regulatory and healthcare compliance issues facing such companies.

Paolo Pucci
Mr. Paolo Pucci has been a member of our Board since April 2020. From 2008 until its acquisition by Merck & Co. in January 2020, Mr. Pucci served as the Chief Executive Officer of ArQule, Inc., a biopharmaceutical oncology and rare diseases company engaged in the research and development of targeted therapeutics. Before joining ArQule, Inc., Mr. Pucci worked at Bayer AG from 2001 to 2008, where he served in a number of leadership capacities, including President of the Oncology & Global Specialty Medicines Business Units, and was a member of the Bayer AG Pharmaceuticals Global Management Committee. Before Bayer AG, Mr. Pucci held positions of increasing responsibility with Eli Lilly & Co. from July 1991 to April 2001, culminating with his appointment as Managing Director, Eli Lilly Sweden AB. Mr. Pucci currently serves on the boards of directors of West Pharmaceuticals Services, Inc. and Merus N.V., each of which are publicly listed companies. Additionally, Mr. Pucci previously served as Chair of the Audit Committee of Merus N.V. He is also a director at the privately held company AION Healthspan and in January 2025, he was appointed as an independent Non-Executive Director to the board of Chiesi Farmaceutici, a privately held Italian biopharmaceutical group. Mr. Pucci previously served on the boards of directors of ArQule, Inc., Algeta ASA, until its acquisition by Bayer AG, Dyax Inc., until its acquisition by Shire plc, NewLink Genetics Inc. and Trillium Therapeutics, Inc., until its acquisition by Pfizer Inc. Mr. Pucci earned an M.S. in economics and accounting from Università degli Study di Napoli Federico II and an M.B.A. in marketing and finance from the University of Chicago. We believe Mr. Pucci is qualified to serve on our Board because of his extensive leadership experience and financial expertise, his experience serving on the boards of biotechnology companies and his experience in management roles at life sciences companies.

CORPORATE GOVERNANCE
Director Independence
Under the rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq”) a majority of a listed company’s board of directors must be composed of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit committee and compensation committee be independent and satisfy additional independence criteria set forth in Rules 10A-3 and 10C-1, respectively, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Based upon information requested from and provided by our directors and nominees concerning their background, employment and affiliations, including family relationships, our Board has determined, upon the recommendation of our Nominating and Corporate Governance Committee, that each of our continuing directors and nominees, other than Sushil Patel, our Chief Executive Officer, and Philip Astley-Sparke, our Executive Chairman, has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of the director independence standards of Nasdaq and SEC rules and regulations. Our Board has also determined that each of the current members of our Audit Committee and our Compensation Committee as set forth in the “Board Committees” section below satisfies the independence standards for such committee. In making such determination, our Board considered the relationships that each non-employee director has with Replimune and all other facts and circumstances deemed relevant in determining their independence.
There are no family relationships among any of our directors, nominees or executive officers.
Board Meetings, Attendance and Executive Sessions
The Board held seven meetings and took action by written consent eight times during the fiscal year ended March 31, 2025. All Board members attended at least 75% of the meetings of the Board and the committees of the Board on which they served. Executive sessions, or meetings of the outside (nonmanagement) directors without management present, are held regularly. The non-management directors met in executive session during five of the Board meetings during the fiscal year ended March 31, 2025. We encourage our directors to attend our Annual Meeting of Stockholders, which we have historically held immediately after a meeting of the Board. Philip Astley-Sparke, Sushil Patel, Dieter Weinand, Joseph Slattery, Veleka Peeples-Dyer, Kapil Dhingra, Christy Oliger Paolo Pucci, and Madhavan Balachandran attended our 2024 Annual Meeting of Stockholders via teleconference.
Board of Directors Leadership Structure
Our current leadership structure is comprised of an Executive Chairman, a Chief Executive Officer and a lead independent director. This structure was implemented in connection with Dr. Patel’s promotion to Chief Executive Officer on April 1, 2024. In connection with Dr. Patel’s promotion, Mr. Philip-Astley Sparke transitioned from chief executive officer to our Executive Chairman and Mr. Dieter Weinand from chairperson of our Board to our lead independent director. Our current corporate governance structure was effected to allow our Chief Executive Officer to focus on our day-to-day business, our Executive Chairman to lead our Board in its fundamental role of providing advice to, and independent oversight of, management while, at the same time, assisting our Chief Executive Officer in his day-to-day management duties, and a lead independent director of the Board to provide an additional measure of balance, to ensure the Board’s independence, and to enhance the Board’s ability to fulfill its management oversight responsibilities. Our Board believes that having these three separate positions is the appropriate leadership structure for us and demonstrates our commitment to good corporate governance.
The Board of Directors’ Role in Risk Oversight
Our management team is responsible for the day-to-day management of the risks we face, while our Board, as a whole and through committees, has responsibility for the oversight of risk management. Our

Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.
The role of the Board in overseeing the management of our risks is conducted primarily through committees of the Board, as described in the descriptions of each of the committees below and in the charters of each such committee. The full Board (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impacts on us, and the steps we take to manage them. When a Board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
The Board of Directors’ Role in Cybersecurity Risk Oversight
Our Audit Committee has primary responsibility for management and mitigation of the cybersecurity and information technology risks facing our Company. As part of the Board’s role in overseeing our risk management program, the Audit Committee and Board devote time and attention to cybersecurity-related risks. Specifically, the Audit Committee and Board receive reports on cybersecurity and information technology matters, and related risk exposures, initiatives, and readiness programs, among others, from management. The Audit Committee also regularly updates the Board on such matters.
The Board of Directors’ Role in Environmental, Social and Governance Oversight
Our Board and management believe that Environmental, Social and Governance (“ESG”) matters are important to the Company’s social responsibility and have made the furtherance of ESG initiatives a priority. Our Nominating and Corporate Governance Committee is taking the lead in ESG initiatives across the Company and making recommendations to our Board regarding the Company’s ESG initiatives. Our Board oversees ESG issues more broadly to ensure that ESG risks and opportunities are being appropriately addressed by management.
Board Committees
Our Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Research & Development Committee, each of which operates pursuant to a charter adopted by our Board. Each committee reviews and assesses the adequacy of its charter at least annually and recommends any proposed changes to the Board for approval. The charters for each of our Board committees are all available on our website at www.replimune.com under “Investors & Media” at “Corporate Governance.”
The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. The following table describes which directors serve on each of the Board committees.
Name:	Nominating and Corporate Governance Committee(1)	Compensation Committee(2)	Audit Committee(3)	R&D Committee(4)
Madhu Balachandran(4)				X
Kapil Dhingra, M.B.B.S.(2)(4)		X		X*
Michael Goller(1)	X
Christy Oliger(2)(3)(4)		X*		X
Veleka Peeples-Dyer(1)(3)	X		X

Name:	Nominating and Corporate Governance Committee(1)	Compensation Committee(2)	Audit Committee(3)	R&D Committee(4)
Paolo Pucci(1)(2)(4)	X			X
Joseph Slattery(2)(3)		X	X*
Dieter Weinand(1)(3)	X*		X

*
Committee Chairperson

(1)
Member of the Nominating and Corporate Governance Committee. Mr. Pucci and Ms. Peeples-Dyer served as members of the Nominating and Corporate Governance Committee for all periods during the fiscal year ended March 31, 2025. Mr. Weinand and Mr. Goller were appointed to serve on the Nominating and Corporate Governance Committee on June 5, 2024 and March 5, 2025, respectively.

(2)
Member of the Compensation Committee. Dr. Dhingra and Mr. Slattery served as members of the Compensation Committee for all periods during the fiscal year ended March 31, 2025. Mr. Pucci served as a member of the Compensation Committee until June 5, 2024, at which time Ms. Oliger was appointed to serve on the Compensation Committee to serve in place of Mr. Pucci.

(3)
Member of the Audit Committee. Mr. Slattery and Ms. Peeples-Dyer served as members of the Audit Committee for all periods during the fiscal year ended March 31, 2025. Ms. Oliger served as a member of the Audit Committee until June 5, 2024, at which time Mr. Weinand was appointed to serve on the Audit Committee to serve in place of Ms. Oliger.

(4)
Member of the Research & Development Committee. Dr. Dhingra, Mr. Pucci and Ms. Oliger served as members of the Research & Development Committee for all periods during the fiscal year ended March 31, 2025. Dr. Hyam Levitsky served as a member of the Research & Development Committee until June 5, 2024. Mr. Balachandran was appointed to serve as a member of the Research & Development Committee on September 4, 2024.

Audit Committee
The Audit Committee provides oversight of our accounting and financial reporting process, the audit of our financial statements and our internal control function. Among other matters, the Audit Committee is responsible for the following:
•
assisting the Board in oversight of the independent auditors’ qualifications, independence and performance;

•
the engagement, retention and compensation of the independent auditors;

•
reviewing the scope of the annual audit and reviewing and discussing with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements, including the disclosures in our annual and quarterly reports filed with the SEC;

•
reviewing our risk assessment and risk management processes;

•
reviewing policies and procedures with respect to our related party transactions policy;

•
establishing procedures for receiving, retaining and investigating complaints received by us regarding accounting, internal accounting controls or audit matters; and

•
approving audit and permissible non-audit services provided by our independent auditor.

The Audit Committee is currently comprised of Veleka Peeples-Dyer, Dieter Weinand, and Joseph Slattery, who is the chairperson of the Audit Committee. All members of the Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Slattery is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication under the applicable rules and regulations of Nasdaq as a result of, among other things, his senior-level executive experience, including his service as Chief Financial Officer of Asensus Surgical, Inc. from 2013 to 2019 and Baxano Surgical Inc. from

2010 to 2013, and Chief Financial Officer and Senior Vice President of Finance and Information Systems of Digene Corp until 2007. All of the members of the Audit Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.
During the fiscal year ended March 31, 2025, the Audit Committee met four times and did not take any action by written consent. The report of the Audit Committee is included in this Proxy Statement under “Audit Committee Report.”
Compensation Committee
The Compensation Committee adopts and administers the compensation policies, plans and benefit programs for our executive officers and all other members of our executive team. The Compensation Committee is also responsible for making recommendations regarding non-employee director compensation to the full Board. In addition, among other things, the Compensation Committee evaluates annually, in consultation with the Board, the performance of our Chief Executive Officer, reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executives and evaluates the performance of these executives in light of those goals and objectives. The Compensation Committee also administers our equity compensation plans. The current members of the Compensation Committee are Joseph Slattery, Kapil Dhingra, and Christy Oliger, who is the chairperson of the Compensation Committee. All members of our Compensation Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.
During the fiscal year ended March 31, 2025, the Compensation Committee met three times and took action by written consent nine times.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for, among other things, making recommendations and providing general advice to the Board regarding corporate governance, the composition of our Board, the identification, evaluation and nomination of director candidates and the structure and composition of committees of our Board. In addition, the Nominating and Corporate Governance Committee develops and implements our corporate governance guidelines, reviews and assesses the adequacy of our certificate of incorporation, bylaws and committee charters, oversees compliance with our code of business conduct and ethics and our insider trading policy, and contributes to succession planning. The current members of the Nominating and Corporate Governance Committee are Veleka Peeples-Dyer, Paolo Pucci, Michael Goller, and Dieter Weinand, who is the chairperson of the Nominating and Corporate Governance Committee.
All of the members of the Nominating and Corporate Governance Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.
During the fiscal year ended March 31, 2025, the Nominating and Corporate Governance Committee met six times and took action by written consent once.
Research & Development Committee
The primary purpose of the Research & Development Committee is to provide guidance to management and the Board on matters related our research and development efforts and product pipeline. Specifically, the Research and Development Committee is responsible for, among other things, providing input on our preclinical studies, clinical trials and clinical development risks, assessing each of our programs’ and product candidates’ progress against their respective targets, and summarizing significant findings of our research and development efforts and product pipeline to the full Board.
The Research & Development Committee is currently comprised of Christy Oliger, Paolo Pucci, Madhu Balachandran, and Kapil Dhingra, who is the chairperson of the Research & Development Committee. Although neither the SEC nor Nasdaq require that the members of the Research & Development Committee be independent, each member of the Research & Development Committee satisfies the independence standards established by SEC and Nasdaq.

During the fiscal year ended March 31, 2025, the Research & Development Committee met three times and did not take any action by written consent.
Policies Governing Director Nominations
Director Nomination Process
Our Board is responsible for selecting its own members. The Board delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board and of management will be requested to take part in the process as appropriate. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board. The Nominating and Corporate Governance Committee reviews annually with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of expertise, experience, qualifications, and skills required for the Board as a whole and contains at least the minimum number of independent directors required by applicable laws, rules and regulations. Unless determined otherwise by the Board, the Nominating and Corporate Governance Committee recommends, and the Board nominates, candidates to stand for election as directors. The Nominating and Corporate Governance Committee, recommended to the Board that the five nominees listed above be nominated for election as Class I directors at the Annual Meeting.
Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, our Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualifications and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends to the Board for approval candidates as director nominees for election to the Board.
On June 5, 2024, the Nominating and Corporate Governance Committee recommended that the Board appoint Michael Goller, a representative of 667, L.P. and Baker Brothers Life Sciences, L.P.’s (collectively, the “BBA Funds”), as a non-voting observer on the Board. Subsequently, the Nominating and Corporate Governance Committee recommended that the Board (i) increase the size of the Board from nine members to ten members, and (ii) appoint Mr. Goller to the Board to serve as a Class I director until the Annual Meeting. Upon such recommendation, on March 5, 2025, our Board appointed Mr. Goller as a member of the Board to fill the vacancy created by the Board’s decision to increase the size of the Board from nine members to ten members and to serve as a Class I director until the Company’s 2025 Annual Meeting.
Stockholders may also nominate persons to be elected as directors. The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders in accordance with our bylaws. If a stockholder wishes to nominate a person for election as director, such stockholder must follow the procedures contained in our bylaws. In evaluating candidates recommended by our stockholders, the Nominating and Corporate Governance Committee applies the same criteria set forth below under “Minimum Qualifications.” To nominate a person to stand for election as a director, a stockholder must provide our Secretary with timely notice of the nomination and the notice must include the information required by Section 2.12(b) of our bylaws. In addition, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
Additional information regarding requirements for stockholder nominations for next year’s annual meeting is described in this Proxy Statement under “General Matters — Stockholder Proposals and Nominations.”

Minimum Qualifications
In considering whether to recommend any particular candidate for inclusion in the slate of recommended director nominees for the Board, our Nominating and Corporate Governance Committee may consider certain criteria set forth in the Nominating and Corporate Governance Committee Charter. These criteria include the Board’s size and current composition; corporate governance policies; applicable Nasdaq listing standards and SEC rules and regulations; a candidate’s individual director performance, and willingness to serve actively; the number of other public and private boards on which a candidate sits; and the absence of potential conflicts with our interests. The Board does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee.
In evaluating proposed director candidates (both proposed director candidates and current Board members), the Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the background and characteristics of the proposed nominee and his or her independence and the needs of the Board. Furthermore, our Nominating and Corporate Governance Committee’s priority in selecting Board members is the identification of persons who will further the interests of the Company through an established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business, understanding the competitive landscape, and professional and personal experiences and expertise relevant to our growth strategy.
Additionally, the Nominating and Corporate Governance Committee considers numerous other qualities, skills and characteristics when evaluating director nominees, including whether the nominee has specific strengths that would augment existing skills and experience of the Board, such as expertise and experience in science & technology, healthcare provision & payment, regulatory, commercialization, pricing & reimbursement, public policy, finance & capital markets, talent management, biopharma manufacturing, compliance or international life science, and whether the nominee brings leadership experience as a chief executive officer/chief operating officer or board director within public companies or other complex organizations. The following matrix highlights each continuing director’s and nominee’s primary skills or knowledge in these areas as identified by the Nominating and Corporate Governance Committee. As the matrix focuses solely on primary skills and knowledge, the absence of a mark does not necessarily indicate that the director or nominee does not possess such skill or knowledge.
Experience/Skills	Astley- Sparke	Balachandran	Dhingra	Goller	Oliger	Patel	Peeples-Dyer	Pucci	Slattery	Weinand
Core Industry Capabilities
BioPharma C-level Leadership	X	X				X	X	X		X
Rare Disease Leadership	X				X	X		X	X
Science, Research & Technology Leadership		X	X			X		X		X
Regulatory Leadership			X	X			X		X
Pricing/Reimbursement/Access Leadership				X	X			X	X
BioPharma Manufacturing & Operations Leadership		X	X			X			X
Biopharma Commercial Development Leadership						X	X	X
Healthcare & BioPharma Compliance					X		X	X	X	X
International Life Sciences Leadership				X	X	X		X	X	X
Core Business Considerations
Corporate Governance	X		X		X		X	X	X	X
Human Resources								X	X	X
Financial & Capital Markets Leadership	X	X	X	X				X	X	X
Cybersecurity & Data Privacy							X		X	X
Government Policy							X		X

Communication with the Board of Directors and Stockholder Engagement
We welcome feedback and value regular dialogue with our stockholders. We expect to continue to engage with our stockholders prior to the Annual Meeting and, as a matter of policy and practice, foster and encourage engagement with our stockholders on an ongoing basis. Stockholders wishing to communicate with our Board may do so by writing to the Board or to the non-employee members of the Board as a group, at:
Replimune Group, Inc.
500 Unicorn Park Drive
Suite 303
Woburn, MA 01801
Attention: Investor Relations
The communication must prominently display the legend “BOARD COMMUNICATION” in order to indicate to Investor Relations that it is a communication for the Board. Upon receiving such a communication, Investor Relations will promptly forward the communication to the relevant individual or group to which it is addressed. Certain items that are unrelated to the Board’s duties and responsibilities may be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. Investor Relations will not forward any communication determined in good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.
Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted a code of business conduct and ethics that applies to all of our employees, including our executive officers and those employees responsible for financial reporting, and directors. The code of business conduct and ethics is available on our website at www.replimune.com under “Investors & Media” at “Corporate Governance”; or by requesting a copy, free of charge, in writing from Investor Relations at Replimune Group, Inc., 500 Unicorn Park Drive, Suite 303, Woburn, MA 01801. We intend to post on our website any amendment to, or waiver under, a provision of the code of business conduct and ethics that applies to certain of our executive officers within four business days following the date of such amendment or waiver.
A copy of our corporate governance guidelines may also be accessed free of charge by visiting our website at www.replimune.com under “Investors & Media” at “Corporate Governance” or by requesting a copy from Investor Relations at our principal executive offices above.
Insider Trading Policy
We have adopted an insider trading policy and procedures governing the purchase, sale, and/or other dispositions of our securities (the “Insider Trading Policy”) that applies to all directors, officers, and employees of the Company and its subsidiaries. With regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements. We believe that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations with respect to the purchase, sale and/or other dispositions of the Company’s securities, as well as any listing standards, rules and regulations applicable to us. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended March 31, 2025.
Clawback Policy
Effective November 20, 2023, our Board approved and adopted our Replimune Group, Inc. Compensation Recoupment Policy (the “Clawback Policy”) in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable Nasdaq listing rules, a copy of which was filed as an exhibit to the annual report on Form 10-K for the fiscal year ended March 31, 2025. The Clawback Policy provides for the recovery or “clawback” of certain erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement resulting from material noncompliance with financial reporting requirements under federal securities laws.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information
The Compensation Committee reviews and approves individual equity grants for the named executive officers and directors, as well as the total number of shares underlying grants made to all employees. The annual equity grants typically are reviewed and approved at the Compensation Committee’s regular meeting during the third quarter of the fiscal year, although sign-on equity awards are generally approved by the Compensation Committee at the time an executive officer commences employment with the Company. The grant date for the annual equity grants is typically the first day of the Company’s fiscal year (April 1st).
We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, and do not time the public release of such information based on award grant dates. The timing of any equity grants to executive officers or directors in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date).
During the year ended March 31, 2025, there were no equity grants made to our executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.
Anti-Hedging and Pledging Policy
Pursuant to our Insider Trading Policy, we prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from engaging in any hedging or monetization transactions relating to our securities, including through the use of financial instruments such as prepaid variable forwards contracts, equity swaps, collars and exchange funds. We also prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

DIRECTOR COMPENSATION
We pay our non-employee directors retainers in cash. We do not pay any compensation to our employee directors in connection with their service on our Board. The compensation that we pay to our employee directors is discussed in the “Executive Compensation” section of this Proxy Statement. For the fiscal year ended March 31, 2025, each non-employee director other than the Chairperson of the Board received an annual retainer fee of $45,000 paid in quarterly installments. The Chairperson of the Board received an annual retainer fee of $80,000 paid in quarterly installments. In addition, non-employee directors received the following, as applicable:
Non-Employee Director	Annual Fee
Chairperson of the Audit Committee	$20,000
Member of the Audit Committee (other than chairperson)	$10,000
Chairperson of the Compensation Committee	$15,000
Member of the Compensation Committee (other than chairperson)	$7,500
Chairperson of the Nominating and Corporate Governance Committee	$10,000
Member of the Nominating and Corporate Governance Committee (other than chairperson)	$5,000
Chairperson of the Research & Development Committee	$15,000
Member of the Research & Development Committee (other than chairperson)	$7,500
We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.
On April 1 of each year, upon recommendation of the Compensation Committee and approved by the Board, each continuing non-employee director is eligible to receive an option grant to purchase shares of our common stock under our 2018 Omnibus Incentive Compensation Plan. On April 1, 2024, we awarded each continuing non-employee director, other than Madhavan Balachandran, options to purchase up to 32,000 shares of our common stock. On April 1, 2025, we awarded each continuing non-employee director, other than Michael Goller, options to purchase up to 32,000 shares of our common stock. Except for the initial options granted to each of Mr. Balachandran and Mr. Goller as described in the following paragraph, all options held by our current Board members have vested or will vest in full upon the one-year anniversary of the date of grant.
In addition, consistent with director appointments, in connection with the appointment of Mr. Balachandran and Mr. Goller as members of our Board, Mr. Balachandran and Mr. Goller were each granted options to purchase up to 64,000 shares of our common stock on September 4, 2024 and March 5, 2025, respectively. Twenty-five percent (25%) of the shares underlying such options vest on the one (1)-year anniversary of the respective date of grant and the remainder of the shares underlying such options vest in twenty-four (24) approximately equal monthly installments thereafter. The exercise price for the options granted to Mr. Balachandran and Mr. Goller is equal to the closing price of our common stock on the respective date of grant. Each of the above grants was, and each annual grant going forward will be, subject to approval by our Board at the time of grant.
The following table sets forth information regarding compensation earned by our non-employee directors during the fiscal year ended March 31, 2025:
Name(1)	Fees earned in cash(2) ($)	Option Awards(3) ($)	Total ($)
Madhavan Balachandran	30,188	456,518	486,706
Kapil Dhingra, M.B.B.S.	67,500	167,661	235,161
Michael Goller	3,145	539,987	543,132
Hyam Levitsky, M.D.(4)	22,862	167,661	190,523
Christy Oliger	66,597	167,661	234,257

Name(1)	Fees earned in cash(2) ($)	Option Awards(3) ($)	Total ($)
Veleka Peeples-Dyer	60,000	167,661	227,661
Paolo Pucci	59,758	167,661	227,418
Joseph Slattery	72,500	167,661	240,161
Dieter Weinand	96,388	167,661	264,049

(1)
Dr. Sushil Patel, Mr. Philip Astley-Sparke, and Dr. Robert Coffin are not included in this table because they did not serve as non-employee directors during the fiscal year ended March 31, 2025.

(2)
Amounts represent cash compensation earned for services rendered by each non-employee director for the fiscal year ended March 31, 2025.

(3)
Amounts shown reflect the grant date fair value of options awarded during the fiscal year ended March 31, 2025 determined in accordance with the Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation- Stock Compensation. Assumptions used in the calculation of these amounts are included in Note 10 to our financial statements in our Annual Report on Form 10-K for the year ended March 31, 2025. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(4)
Dr. Hyam Levitsky did not stand for reelection at our 2024 Annual Meeting of Stockholders and his membership on the Board expired at such meeting. On April 1, 2024, Dr. Levitsky was granted an option to purchase up to 32,000 shares of our common stock. As of the expiration of his membership on the Board at our 2024 Annual Meeting of Stockholders, such option was unvested and, accordingly, was automatically terminated and cancelled.

The following table sets forth, as of March 31, 2025, the aggregate number of exercisable and unexercisable option awards outstanding held by our non-employee directors at that time:
	Option Awards
Name(1)	Exercisable	Unexercisable
Madhavan Balachandran	0	64,000
Kapil Dhingra, M.B.B.S.	216,910	32,000
Michael Goller	0	64,000
Hyam Levitsky, M.D.	0	0
Christy Oliger	74,700	32,000
Veleka Peeples-Dyer	26,775	55,625
Paolo Pucci	91,200	32,000
Joseph Slattery	134,089	32,000
Dieter Weinand	152,550	32,000

(1)
Dr. Sushil Patel, Mr. Philip Astley-Sparke and Dr. Robert Coffin are not included in this table because they did not serve as a non-employee director during the fiscal year ended March 31, 2025.

(2)
On April 1, 2024, Dr. Hyam Levitsky, M.D. was granted an option to purchase up to 32,000 shares of our common stock. As of the expiration of his membership on the Board at our 2024 Annual Meeting of Stockholders, such option was unvested and, accordingly, was automatically terminated and cancelled.

EXECUTIVE OFFICERS
Below is a list of the names, ages as of July 16, 2025, positions, and a brief account of the business experience of the individuals who serve, or have been chosen to serve, as our executive officers.
Name	Age	Position(s)
Sushil Patel, Ph.D.	54	Chief Executive Officer
Emily Hill	45	Chief Financial Officer
Christopher Sarchi	55	Chief Commercial Officer
Konstantinos Xynos, M.D.	59	Chief Medical Officer
Executive Officer Biographies
Sushil Patel, Ph.D. | Chief Executive Officer
Please see Dr. Patel’s biographical information under “Board of Directors- Director Biographies,” of this Proxy Statement.
Emily Hill | Chief Financial Officer
Emily Hill was appointed to be our Chief Financial Officer in September 2023. Before joining Replimune, Ms. Hill served as the Chief Financial Officer of PTC Therapeutics, Inc. since June 2019, and previously held various positions of increasing responsibility at PTC Therapeutics, Inc. since 2013. Previously, Ms. Hill was Director of Investor Relations at Warner Chilcott, Senior Manager of Investor Relations at Genzyme Corporation, and Biotech Equity Research Associate at Summer Street Partners. Ms. Hill obtained her M.B.A. with a concentration in Finance from Fordham University in 2011, her M.S. in Pharmacology from Tufts University School of Biomedical Research in 2006, and her B.A. in Chinese and Biology from Hamilton College in 2002.
Christopher Sarchi | Chief Commercial Officer
Mr. Christopher Sarchi joined our management team as Chief Commercial Officer in December of 2022. Mr. Sarchi brings over 32 years of experience in the pharmaceutical industry, with 29 years dedicated to the field of Oncology. Prior to joining Replimune, he served as General Manager and Head, Oncology & Transplant at Sanofi from 2019 to 2022 and previously served as Head of Oncology & Transplant, North America at Sanofi from 2017 to 2019. From 2013 to 2017, he held the titles of VP of Sales, Oncology and VP, Oncology Sales & Marketing at Boehringer Ingelheim. Prior to that, he served in the role Oncology Regional Sales Director of Genentech from 2010 to 2013 and held the same title with Roche from 2005 to 2010. From 2002 to 2005, he served as Oncology Regional Sales Manager at GlaxoSmithKline. Mr. Sarchi has been involved with 9 new product launches in oncology covering multiple tumor types, as well as supportive care products. Among these milestones, Mr. Sarchi led Libtayo’s launch as a new standard of care in CSCC and was also involved with the launch of Erivedge in Basel Cell Carcinoma while at Genentech. Mr. Sarchi received a B.S. in Business Administration from the University of Maine.
Konstantinos Xynos, M.D. | Chief Medical Officer
Dr. Konstantinos Xynos has served as our Chief Medical Officer since December 2022. Previously, he served as our Senior Vice President, Head of Medical Affairs since 2021. Before joining Replimune, Dr. Xynos served as Vice President, Head of Global Medical Affairs at Deciphera Pharmaceuticals from 2019 to 2021, as Executive Medical Director, Medical Affairs at Astellas Oncology from 2016 to 2019, in various roles of increasing responsibility at Abbott Laboratories and AbbVie (after it spun off from Abbott Laboratories in 2013) from 2007 to 2016, including Medical Director, Oncology Clinical Development and Global Medical Director, Renal Care. Dr. Xynos also has clinical practice experience completing an internal medicine residency and fellowship at the University of Athens Alexandra hospital where he served as a researcher and has practiced clinical medicine for several years. Dr. Xynos received a B. Sc. in Biology from the University of Illinois in 1991 where he also completed graduate studies in Molecular Biology from 1991 to 1993. Dr. Xynos also received an M.D. from Aristotelion University of Thessaloniki in 1997, a Ph.D. in Cerebrovascular Disease and Stroke from the University of Athens in 2012 and an M.B.A. from the University of Strathclyde in 2013.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information about compensation awarded or paid to our named executive officers for the fiscal years ending March 31, 2024 and March 31, 2025.
Name and Principal Position	Year	Base Salary ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)	Total ($)
Sushil Patel(3)	2025	600,000	1,288,359	1,345,900	450,000	13,402	3,697,661
Chief Executive Officer	2024	464,880	706,400	717,342	162,708	11,767	2,063,097
Emily Hill(4)	2025	516,500	412,241	430,688	235,524	—	1,594,953
Chief Financial Officer	2024	266,538	1,499,940	1,520,725	95,954	—	3,383,157
Konstantinos Xynos(5)	2025	516,500	412,241	430,688	253,085	12,351	1,624,865
Chief Medical Officer	2024	499,200	883,000	896,678	157,248	12,238	2,448,364

(1)
The amounts reported in this column reflect the grant date fair value for awards granted during each of the fiscal years ended March 31, 2024 and March 31, 2025. The grant date fair value was computed in accordance with Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC Topic 718”). The assumptions we used in valuing options are described in Note 10 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended March 31, 2025.

For awards that are subject to performance conditions, we report the grant date fair values based upon the probable outcome of such conditions consistent with our estimate of aggregate compensation cost to be recognized over the service period as determined under ASC 718, excluding the effect of estimated forfeitures. Accordingly, the performance-based RSUs granted in the fiscal year end March 31, 2025 are shown at target level attainment. The grant date fair value of the performance-based RSUs granted in the fiscal year ended March 31, 2025 assuming a 100% level of attainment are as follows: Mr. Patel, $644,180; Ms. Hill, $206,120; and Mr. Xynos, $206,120.
(2)
The amounts reported in this column represent the annual cash bonuses earned by the named executive officers based upon the achievement of company and individual performance objectives relative to company- and individual-target goals for each of the fiscal years ended March 31, 2024 and March 31, 2025, which were paid in April 2024 and April 2025 respectively.

(3)
Dr. Patel joined the Company as its full-time Chief Executive Officer on April 1, 2024. The reported compensation for the fiscal year ending March 31, 2025 reflects compensation actually received during such fiscal year. During the fiscal years ended March 31, 2024 and March 31, 2025, Dr. Patel received $11,767 and $13,402, respectively, in additional compensation in connection with the Company’s contribution to his 401(k) plan.

(4)
Ms. Hill joined the Company as its full-time Chief Financial Officer on September 18, 2023. The reported compensation for the fiscal year ending March 31, 2025 reflects compensation actually received during such fiscal year.

(5)
During the fiscal years ended March 31, 2024 and 2025, Dr. Xynos received $12,238 and $12,351, respectively, in additional compensation in connection with the Company’s contribution to his 401(k) plan.

Our executive compensation philosophy is to generally provide compensation and benefit levels that will attract, retain, motivate and reward a highly talented executive team within the context of responsible cost management; establish a direct link between our individual/team performance and results and our executives’ compensation; and align the interests and objectives of our executives with those of our stockholders by linking executive equity awards to stockholder value creation. The compensation philosophy for our executive officers is composed primarily of the following three main components: base salary, annual cash incentives and long-term equity incentives. As part of our annual evaluation of executive compensation, we have engaged Pearl Meyer, an independent executive compensation consultant, to provide advice and recommendations relating to our executive officer compensation arrangements. Pearl Meyer assisted the Compensation Committee in evaluating our executive officer compensation for alignment with governance and market best practices, and to provide recommendations on the appropriate compensation philosophy to guide the Compensation Committee in determining executive officer compensation.
Base Salary
The base salaries for the fiscal year ended March 31, 2025 were determined for each named executive officer by the Board or the Compensation Committee, each of which gave consideration to each officer’s experience, expertise and performance, as well as market compensation levels for similar positions.
Name	Base Salary ($)(1)
Sushil Patel, Chief Executive Officer	600,000
Emily Hill, Chief Financial Officer	516,500
Konstantinos Xynos, Chief Medical Officer	516,500

(1)
The reported base salaries reflect payments actually received during our fiscal year ended March 31, 2025.

Annual Performance-Based Incentive Opportunity
In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash incentives, which are designed to motivate our executives to achieve defined annual corporate goals and to reward our executives for their contributions towards the achievement of these goals. The annual performance-based incentive that each named executive officer was eligible to receive in respect of services performed during the fiscal year ended March 31, 2025 was determined at the discretion of the Board and Compensation Committee based in part on the extent to which the named executive officer achieved the corporate goals and individual objectives that our Board established at the beginning of the fiscal year. After the end of the fiscal year ended March 31, 2025, our Board reviewed performance against each goal and objective and determined the extent to which each goal and objective was achieved.
For our fiscal year ended March 31, 2025, Dr. Patel, Ms. Hill and Dr. Xynos were eligible to receive a target bonus of up to 60%, 40% and 40% of their base salary, respectively. Our Board reviewed the corporate goals for the fiscal year ended March 31, 2025 and the individual objectives of each named executive officer and determined that on an overall basis, significant progress had been made towards achieving many of the target goals. In recognition of these achievements and the efforts of each of our named executive officers, the Compensation Committee awarded Dr. Patel, Ms. Hill and Dr. Xynos 125%, 114% and 122.5% of their target bonus opportunity, respectively, for the fiscal year ended March 31, 2025. Accordingly, for the fiscal year ended March 31, 2025, Dr. Patel, Ms. Hill and Dr. Xynos were paid bonuses of $450,000, $235,524, $253,085, respectively.

Outstanding Equity Awards at Fiscal Year End
The following table provides information about outstanding equity awards held by each of our named executive officers as of March 31, 2025.
	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
Sushil Patel	119,791	5,209(2)	36.75	5/3/2031	—	—
	57,421	21,329(3)	18.26	4/1/2032	—	—
	28,750	31,250(5)	17.66	4/1/2033	—	—
	0	250,000(6)	7.73	4/1/2034	—	—
					22,084(7)	811,587
					26,250(8)	479,325
					30,000(9)	529,800
					83,335(10)	644,180
					83,335(16)	644,180
Emily Hill	46,875	78,125(11)	18.00	9/18/2033
	0	20,000(6)	7.73	4/1/2034
	0	60,000(6)	7.73	4/1/2034
					62,498(12)	1,124,964
					26,665(10)	206,120
					26,665(16)	206,120
Konstantinos Xynos	62,500	12,500(13)	28.62	11/29/2031	—	—
	7,656	2,844(3)	18.26	4/1/2032	—	—
	14,765	11,485(4)	19.98	12/1/2032	—	—
	35,937	39,063(5)	17.66	4/1/2033	—	—
		80,000(6)	7.73	4/1/2034	—	—
					12,500(14)	357,750
					3,500(8)	63,910
					8,750(15)	174,825
					37,500(9)	662,250
					26,665(10)	206,120
					26,665(16)	206,120

(1)
Upon an option holder’s termination of employment on account of the option holder’s death or disability, these options expire on the first anniversary of the option holder’s termination. If an option holder’s employment terminates for any other reason, these options expire either sixty or ninety days after the option holder’s termination, as provided pursuant to the equity incentive under which such options were awarded.

(2)
25% of the shares underlying this stock option vested on May 3, 2022 and the remainder of the shares underlying this stock option vested and will continue to vest in approximately equal monthly installments thereafter until May 3, 2025.

(3)
25% of the shares underlying this stock option vested on April 1, 2023 and the remainder of the shares underlying this stock option will continue to vest in approximately equal monthly installments thereafter until April 1, 2026.

(4)
25% of the shares underlying this stock option vested on December 1, 2023 and the remainder of the shares underlying this stock option vested and will continue to vest in approximately equal monthly installments thereafter until December 1, 2026.

(5)
25% of the shares underlying this stock option vested on April 1, 2024 and the remainder of the shares underlying this stock option will continue to vest in approximately equal monthly installments thereafter until April 1, 2027.

(6)
25% of the shares underlying this stock option will vest on April 1, 2025 and the remainder of the shares underlying this stock option vested and will continue to vest in approximately equal monthly installments thereafter until April 1, 2028.

(7)
25% of the restricted stock units vested on May 15, 2022 and the remainder will vest in three approximately equal annual installments thereafter until May 15, 2025, subject to the individual’s continuous service to the Company.

(8)
25% of the restricted stock units vested on May 15, 2023 and the remainder will vest in three approximately equal annual installments thereafter until May 15, 2026, subject to the individual’s continuous service to the Company.

(9)
25% of the restricted stock units vested on May 15, 2024 and the remainder will vest in three approximately equal annual installments thereafter until May 15, 2027, subject to the individual’s continuous service to the Company.

(10)
25% of the restricted stock units will vest on May 15, 2025 and the remainder will vest in three approximately equal annual installments thereafter until May 15, 2028, subject to the individual’s continuous service to the Company.

(11)
25% of the shares underlying this stock option will vest on September 18, 2024 and the remainder of the shares underlying this stock option vested and will continue to vest in approximately equal monthly installments thereafter until September 18, 2027.

(12)
25% of the restricted stock units will vest on August 15, 2024 and the remainder will vest in three approximately equal annual installments thereafter until August 15, 2027, subject to the individual’s continuous service to the Company.

(13)
25% of the shares underlying this stock option vested on November 29, 2022 and the remainder of the shares underlying this stock option vested and will continue to vest in approximately equal monthly installments thereafter until November 29, 2025.

(14)
25% of the restricted stock units vested on November 15, 2022 and the remainder will vest in three approximately equal annual installments thereafter until November 15, 2025, subject to the individual’s continuous service to the Company.

(15)
25% of the restricted stock units vested on November 15, 2023 and the remainder will vest in three approximately equal annual installments thereafter until November 15, 2026, subject to the individual’s continuous service to the Company.

(16)
The performance-based restricted stock units will vest based on the timing of the U.S. Food and Drug Administration’s approval, if any, of the Company’s first Biologics License Application for RP1 on or prior to June 30, 2026. The value assigned to this performance based restricted stock unit is based upon an assumption of 100% vesting given the price of the Company’s stock on the date of grant.

Pension Benefits
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan during the fiscal year ended March 31, 2025, other than pursuant to the plans described under “401(k) Plan.”
Nonqualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, a nonqualified defined contribution or other nonqualified deferred compensation plan during the fiscal year ended March 31, 2025.

401(k) Plan
We offer a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain statutory limits, which are updated annually. We provide matching contributions up to 50% of actual dollars contributed, not to exceed a maximum of 8% of gross salary. Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Employees are immediately and fully vested in their own and in our matching contributions. The 401(k) plan is intended to be qualified under Section 40 1(a) of the Internal Revenue Code, or the Code, with the related trust intended to be tax exempt under Section 50 1(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan.
U.K. Pension Contribution Plan
We provide a “stakeholder” pension contribution plan for our employees in the United Kingdom, pursuant to which we match our employees’ contributions each year in amounts up to 8% of their annual base salary.
Employment Agreements
Set forth below are descriptions of the employment agreements that we have entered into with each of our named executive officers, including descriptions of our named executive officers’ base salary, target annual bonus opportunity and standard benefit plan participation.
Sushil Patel
In connection with Dr. Patel’s transition to the role of Chief Executive Officer, on April 1, 2024, Dr. Patel entered into a second amended and restated employment agreement (the “Patel Second A&R Agreement”) with Replimune, which amended and restated the previous amended and restated employment agreement, dated, May 3, 2021, between Replimune and Dr. Patel, as amended further as of December 30, 2022. Under the Patel Second A&R Agreement, Dr. Patel is entitled to an initial annual base salary of $600,000 and is eligible to receive an annual discretionary performance bonus based on a target percentage of annual base salary, which target percentage is initially 60%. Each of Dr. Patel’s annual base salary and discretionary bonus may be adjusted by the Compensation Committee. The Patel Second A&R Agreement also provides for customary terms of benefits afforded to Dr. Patel, including eligibility to participate in various group insurance plans (subject to the terms thereof), reimbursement for necessary and reasonable travel and other business expenses, and paid time off. Furthermore, Dr. Patel is eligible for grants under the Replimune Group, Inc. 2018 Omnibus Incentive Compensation Plan, as it may be amended from time to time, or any successor plan (the “2018 Plan”), but will have terms and conditions consistent with those set forth in the Plan, as determined by the Compensation Committee.
Consistent with Dr. Patel’s existing agreement, the Patel Second A&R Agreement further provides that in the event Dr. Patel’s employment is terminated by Replimune without “cause,” or by Dr. Patel for “good reason,” each, as defined in the Patel Second A&R Agreement, and subject to customary conditions, including Dr. Patel’s delivery of an effective separation agreement and general release, (a) Dr. Patel is entitled to receive an amount equal to Dr. Patel’s annual base salary, with payment made in installments over a 12-month period following the termination date in accordance with Replimune’s normal payroll practices, and (b) Replimune will pay on Dr. Patel’s behalf the COBRA premiums for continued health care coverage under its group health plans for Dr. Patel and Dr. Patel’s eligible dependents (“COBRA Payments”) for the period from the termination date until the earlier of (i) the end of the 12-month period following the termination date, (ii) the date Dr. Patel becomes eligible for group health insurance coverage through a subsequent employer, or (iii) the date Dr. Patel ceases to be eligible for COBRA coverage for any reason.
Additionally, consistent with Dr. Patel’s existing agreement, in the event that Dr. Patel’s employment is terminated by Replimune without “cause” or by Dr. Patel for “good reason” on or within 12 months following a “change of control,” as defined in the Patel Second A&R Agreement, provided that Dr. Patel delivers an effective separation agreement and general release, in lieu of the payments described in the preceding paragraph, (a) Dr. Patel is entitled to receive an amount equal to two times the sum of Dr. Patel’s annual base salary, plus Dr. Patel’s target annual discretionary bonus for the year of termination, with payment made in installments over the 24-month period following the termination date in accordance with the Replimune’s normal payroll practices, and (b) Replimune will pay on Dr. Patel’s behalf the COBRA Payments for the period from the termination date until the earlier of (i) the end of the 24-month period following the termination date, (ii) the date Dr. Patel becomes eligible for group health insurance coverage through a subsequent employer, or (iii) the date Dr. Patel ceases to be eligible for COBRA coverage for any reason.
Further, the Patel Second A&R Agreement provides that, in the event that Dr. Patel becomes entitled to receive payments that constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, the aggregate present value of such payments will be reduced only if such reduction will provide Dr. Patel with a greater net after-tax benefit than would no reduction.
Pursuant to the Patel Second A&R Agreement, Dr. Patel is subject to customary non-competition and non-solicitation covenants during the term of Dr. Patel’s employment and for a period of one year thereafter. Dr. Patel is also subject to customary confidentiality restrictions.
Emily Hill
On August 31, 2023, Ms. Hill entered into an employment agreement with Replimune, Inc., with an effective date of September 18, 2023. Under Ms. Hill’s employment agreement, she is entitled to an initial base salary of $495,000 and is eligible to receive an annual discretionary target bonus based on a percentage of her base salary, which such percentage is initially 40%. Each of her salary and her discretionary bonus may be adjusted by the Compensation Committee. Ms. Hill’s employment agreement also provides for customary terms of benefits afforded to Ms. Hill, including the ability to participate in various group insurance plans, reimbursement for necessary and reasonable business expenses and paid time off. Furthermore, Ms. Hill may be eligible for grants that are outside of the Plan but will have terms and conditions consistent with those set forth in the Plan, as determined by the Compensation Committee.
Ms. Hill’s employment agreement further provides that in the event her employment is terminated without “cause,” or she terminates her employment for “good reason,” each, as defined in her employment agreement, and subject to customary conditions, including her execution of an acceptable release, Ms. Hill is entitled to receive (i) an amount equal to her annual base salary, with payment made in installments over a 12-month period following termination in accordance with the Company’s normal payroll practices, and (ii) a reimbursement on a monthly basis following the termination date for the COBRA premiums that she pays for continued health coverage under the Company’s health plan for herself and her dependents for the earlier of the (x) 12-month period following the termination date, (y) the date she becomes eligible for group health insurance through a subsequent employer, and (z) the date she ceases to be eligible for COBRA premiums (the “COBRA Reimbursements”).
Additionally, in the event that Ms. Hill’s employment is terminated by the Company without “cause” or by Ms. Hill for “good reason” on or within one year following a “change of control,” as defined in her employment agreement, provided that Ms. Hill delivers an effective release, in lieu of the payments described above, Ms. Hill will be entitled to receive (a) an amount equal to her annual base salary, plus her target annual discretionary bonus for the year of termination, with payment made in installments over the 12-month period following the termination date in accordance with the Company’s normal payroll practices, and (b) the COBRA Reimbursements.
Further, her employment agreement provides that, in the event that Ms. Hill becomes entitled to receive payments that constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, the aggregate present value of such payments will be reduced only if such reduction will provide Ms. Hill with a greater net after-tax benefit than would no reduction.
Pursuant to her employment agreement, Ms. Hill is subject to customary non-competition and non-solicitation covenants during the term of her employment and for a period of one year thereafter. Ms. Hill is also subject to customary confidentiality restrictions.

Konstantinos Xynos
On December 1, 2022, Dr. Xynos entered into an employment agreement with Replimune, Inc., with an effective date of December 1, 2022. Under Dr. Xynos’ employment agreement, he is entitled to an initial base salary of $480,000 and is eligible to receive an annual discretionary target performance bonus based on a percentage of his base salary, which such percentage is initially 40%. Each of his salary and his discretionary bonus may be adjusted by the Compensation Committee. Dr. Xynos’ employment agreement also provides for customary terms of benefits afforded to Dr. Xynos, including the ability to participate in various group insurance plans, reimbursement for necessary and reasonable business expenses, reasonable relocation expenses and paid time off.
Dr. Xynos’ employment agreement further provides that in the event his employment is terminated by the Company without “cause,” or he terminates his employment for “good reason,” each, as defined in his employment agreement, and subject to customary conditions, including his execution of an acceptable release, Dr. Xynos is entitled to receive (i) an amount equal to his annual base salary, with payment made in installments over a 12-month period following termination in accordance with the Company’s normal payroll practices, and (ii) the COBRA Reimbursements.
Additionally, in the event that Dr. Xynos’ employment is terminated by the Company without “cause” or by Dr. Xynos for “good reason” on or within one year following a “change of control,” as defined in his employment agreement, provided that Dr. Xynos delivers an effective release, in lieu of the payments described above, Dr. Xynos will be entitled to receive (a) an amount equal to his annual base salary, plus his target annual discretionary bonus for the year of termination, with payment made in installments over the 12-month period following the termination date in accordance with the Company’s normal payroll practices, and (b) the COBRA Reimbursements.
Further, his employment agreement provides that, in the event that Dr. Xynos becomes entitled to receive payments that constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, the aggregate present value of such payments will be reduced only if such reduction will provide Dr. Xynos with a greater net after-tax benefit than would no reduction.
Pursuant to his employment agreement, Dr. Xynos is subject to customary non-competition and non-solicitation covenants during the term of his employment and for a period of one year thereafter. Dr. Xynos is also subject to customary confidentiality restrictions.
Compensation Consultant
In connection with our executive compensation review during the fiscal year ended March 31, 2025, our Compensation Committee continued to rely on Pearl Meyer to provide guidance with respect to the development and implementation of our compensation arrangements with our executive officers and other employees.
Our Compensation Committee charter requires that the compensation consultant be independent of our management. During the fiscal year ended March 31, 2025, Pearl Meyer did not provide services to us other than the services described in this Proxy Statement. Our Compensation Committee has determined that Pearl Meyer is independent and that its work does not raise any conflict of interest.

PAY VERSUS PERFORMANCE
The Company is a smaller reporting company, and its most recent fiscal year ended March 31, 2025. As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed fiscal years. In determining the “compensation actually paid” (“CAP”) to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The “Executive Compensation” section of this proxy filing describes the compensation setting process for our executive officers, which is done independently from the disclosure requirements.
Pay Versus Performance Table
The following table provides the information required for our NEOs for each of the fiscal years ended March 31, 2025, March 31, 2024 and March 31, 2023, along with the financial information required for each fiscal year. As a pre-commercial biotechnology company, we do not use Net Income (Loss) performance in determining our executive compensation, and as a Smaller Reporting Company, we are not required to choose a “Company Selected Measure.”
Year	Summary Compensation Table Total for PEO(1) $	Compensation Actually Paid to the PEO(1)(2)(3) $	Average Summary Compensation Table Total for Non-PEO NEOs(4) $	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)(4) $	Year-end value of $100 invested on 3/31/2022 $	Net Income (in millions) $
2025	3,697,661	4,881,839	1,609,909	2,161,024	57.42	-247.3
2024	6,018,364	1,147,411	2,915,760	972,999	48.12	-215.8
2023	3,646,550	3,727,788	2,601,563	2,534,524	104.00	-174.3

(1)
PEO for FY2025: Sushil Patel; PEO for FY 2023 & 2024: Philip Astley-Sparke

(2)
Deductions from, and additions to, total compensation reported in the Summary Compensation Table by year to calculate CAP (in accordance with Item 402(v) of Regulation S-K) include:

	2025		2024		2023
	Sushil Patel	Average Non-CEO NEOs	Philip Astley- Sparke	Average Non-CEO NEOs	Philip Astley- Sparke	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$3,697,661	1,609,909	6,018,364	2,915,760	3,646,550	2,601,563
Total Adjustments for Pension	$—	$—	$—	$—	$—	$—
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(2,634,259)	$(842,929)	$(5,057,843)	$(2,400,171)	$(2,573,270)	$(1,929,953)
Year-end fair value of unvested awards granted in the current year	$3,700,154	$1,183,996	$2,036,595	$969,654	$2,410,207	$1,807,656
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$129,323	$115,326	$(1,617,930)	$(407,525)	$(25,501)	$(18,443)
Fair values at vest date for awards granted and vested in current year	$—	$—	$—	$—	$—	$—
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$(11,040)	$94,723	$(231,774)	$(104,719)	$269,803	$73,702
Total Adjustments for Equity Awards	$1,184,178	$551,115	$(4,870,953)	$(1,942,761)	$81,238	$(67,039)
Compensation Actually Paid (as calculated)	$4,881,839	$2,161,024	$1,147,411	$972,999	$3,727,788	$2,534,524

(3)
The following summarizes the valuation assumptions used for stock option awards included as part of Compensation Actually Paid:

•
Expected life of each stock option is based on the “simplified method” using an average of the remaining vest and remaining term, as of the vest/FYE date.

•
Strike price is based on each grant date closing price and asset price is based on each vest/FYE closing price.

•
Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/FYE date.

•
Historical volatility is based on daily price history for each expected life (years) prior to each vest/FYE date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.

•
Represents annual dividend yield on each vest/FYE date.

(4)
Non-PEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:

•
2024 & 2025:   Ms. Emily Hill and Dr. Konstantinos Xynos

•
2023:   Ms. Jean Franchi and Dr. Sushil Patel

Analysis of the Information Presented in the Pay Versus Performance Table
The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:
•
Replimune’s cumulative TSR; and

•
Replimune’s Net Loss.

Compensation Actually Paid versus Company Cumulative Total Stockholder Return
CAP versus TSR

Compensation Actually Paid versus Company Net Loss
CAP versus Net Loss

AUDIT COMMITTEE REPORT
The report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended.
The Audit Committee has reviewed Replimune’s audited consolidated financial statements for the fiscal year ended March 31, 2025, and has discussed these statements with management and PricewaterhouseCoopers LLP, or PwC, Replimune’s independent registered public accounting firm. Replimune’s management team is responsible for the preparation of Replimune’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements present fairly the consolidated financial position, results of operations and cash flows of Replimune in conformity with U.S. generally accepted accounting principles and discusses any issues they believe should be raised with the Audit Committee. The Audit Committee is responsible for providing independent, objective oversight of Replimune’s accounting functions and internal controls.
The Audit Committee also received from, and discussed with, PwC the written disclosures and other communications that Replimune’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T.
PwC also provided the Audit Committee with the written disclosures and the letter required by the PCAOB requiring independent registered public accounting firms to annually disclose in writing all relationships that, in their professional opinion, may reasonably be thought to bear on independence, to confirm their perceived independence and to engage in a discussion of independence. The Audit Committee has reviewed this disclosure and has discussed with PwC their independence from Replimune.
Based on its discussions with management and Replimune’s independent registered public accounting firm as outlined above, and its review of the representations and information provided by management and Replimune’s independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Replimune’s Annual Report on Form 10-K for the year ended March 31, 2025, for filing with the Securities and Exchange Commission.
Respectfully submitted by the Audit Committee,
Joseph Slattery, Chairperson
Veleka Peeples-Dyer
Dieter Weinand

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We are asking our stockholders to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for the fiscal year ending March 31, 2026. PwC has served as our independent registered public accounting firm since 2018.
The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance.
Although stockholder ratification is not required by our bylaws or otherwise, the Board believes it is advisable to provide stockholders an opportunity to ratify this selection and is submitting the selection of PwC as our independent registered public accounting firm to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm, but is not required to do so. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Replimune and its stockholders.
We expect that a representative of PwC will virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions from stockholders in accordance with the Annual Meeting’s Rules of Conduct.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee pre-approves all auditing services, and permitted non-audit services (including the fees and terms thereof) to be performed by PwC, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of an audit. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with applicable law, Nasdaq listing standards and SEC rules and regulations, provided that the decisions of such Audit Committee member or members must be presented to the full Audit Committee at its next scheduled meeting.
Principal Accountant Fees and Services
We regularly review the services and fees of our independent accountants. These services and fees are also reviewed by the Audit Committee on an annual basis. The approximate aggregate fees billed for the fiscal years ended March 31, 2024 and 2025 for each of the following categories of services are as follows:
Fee Category	2024	2025
Audit Fees	$1,127,617	$1,485,623
Audit Related Fees	—	—
Tax Fees	$246,314	$114,467
All Other Fees	$2,125	$2,125
Total Fees	$1,376,056	$1,602,215
Audit Fees.   Consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, consultations on accounting matters directly related to the audit, and comfort letters, consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees.   Consist of aggregate fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.”

Tax Fees.   Consist of aggregate fees for tax compliance, tax advice and tax planning services including the review and preparation of our federal and state income tax returns.
All Other Fees.   Consist entirely of license fees billed or incurred by PwC for access to its proprietary disclosure checklist software platform.
The Audit Committee has pre-approved all services performed since the pre-approval policy was adopted.
The affirmative vote of a majority of shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the selection of our independent registered public accounting firm. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote “against” the ratification of the selection of our independent registered public accounting firm. Because the ratification of the selection of our independent registered public accounting firm is a routine matter, a nominee holding shares in street name may vote on this proposal in the absence of instructions from the beneficial owner.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PWC AS REPLIMUNE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
(PROPOSAL NO. 2)

PROPOSAL NO. 3 — APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
In accordance with the rules of the SEC, we are providing stockholders with an opportunity to make a non-binding advisory vote on the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2025. This non-binding advisory vote is commonly referred to as a “say on pay” vote and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. We currently hold say on pay votes annually, and we will hold our next say on pay vote at the 2026 Annual Meeting of Stockholders.
Stockholders are urged to read the section titled “Executive Compensation,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. We believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives, whose knowledge, skills and performance are critical to our success, and motivate these executive officers to achieve our business objectives and to lead us in a competitive environment. We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders hereby approve, on a non-binding advisory basis, the compensation of the “named executive officers” of Replimune Group, Inc. for the fiscal year ended March 31, 2025, as disclosed in the section titled “Executive Compensation” in the proxy statement for the Replimune Group, Inc. 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.”
As an advisory vote, this Say on Pay Proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in this Say on Pay Proposal overrules any decision by the Company or our Board (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or our Board (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or our Board (or any committee thereof). However, our Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this Say on Pay Proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
The affirmative vote of a majority of shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote is required to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2025. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote “against” this proposal. Broker non-votes will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NON-BINDING ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.
(PROPOSAL NO. 3)

PROPOSAL NO. 4 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2018 OMNIBUS INCENTIVE COMPENSATION PLAN
We sponsor the 2018 Plan, which was originally adopted by our Board on July 9, 2018 and subsequently approved by our stockholders on July 9, 2018. The 2018 Plan became effective on July 19, 2018 as the successor to the Replimune Group, Inc. 2017 Equity Compensation Plan, as amended, in connection with our initial public offering.
The 2018 Plan currently provides that the number of shares reserved for issuance and transfer thereunder automatically increases on the first trading day of each fiscal year by 4% of the number of outstanding shares of our common stock on the last trading day of the preceding fiscal year, through the first trading day in fiscal year 2028 (the “Evergreen Provision”), unless our Board determines to increase the share pool by a smaller number of shares.
Our Board has determined that it is in the best interests of the Company and our stockholders to seek stockholder approval of an amendment to the 2018 Plan to revise the Evergreen Provision from 4% to 5% of outstanding shares of our common stock on the last trading day of the preceding fiscal year (the “Plan Amendment”).
Our Board adopted the Plan Amendment on July 24, 2025, subject to approval by our stockholders. If the Plan Amendment is not approved, the 2018 Plan will remain in effect in accordance with its current terms.
Reasons for the Plan Amendment
We are asking our stockholders to approve the Plan Amendment because we believe that the Plan Amendment is in the best interests of the Company and our stockholders because of the continuing need to grant equity awards to attract, motivate and retain key employees and other services providers. If our stockholders do not approve the Plan Amendment, we will be limited in our ability to continue to issue awards under the 2018 Plan in numbers sufficient to attract and motivate the key employees and other service providers we need to recruit and retain.
Equity incentive compensation programs play a pivotal role in our efforts to attract and retain key personnel essential to our long-term growth and financial success and to align the interests of executives, employees and other service providers with those of our stockholders. The 2018 Plan is a key pay-for-performance component of our compensation program and our primary vehicle for granting equity-based compensation to our employees and other service providers.
Summary of the 2018 Plan
The following is a summary of the principal provisions of the 2018 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2018 Plan and is qualified in its entirety by reference to the full text of the 2018 Plan, which is filed as Exhibit 10.3 to our Current Report on Form 10-K filed with the SEC on May 22, 2025, and the Plan Amendment, which is attached hereto as Appendix A.
Purpose and types of grants
The purpose of our 2018 Plan is to attract and retain employees, non-employee directors and consultants, and advisors. Our 2018 Plan provides for the issuance of incentive stock options, non-qualified stock options, stock awards, stock units, stock appreciation rights and other stock-based awards. Our 2018 Plan is intended to provide an incentive to participants to contribute to our economic success by aligning the economic interests of participants with those of our stockholders.
Administration
Our 2018 Plan is administered by our Compensation Committee, and our Compensation Committee will determine all of the terms and conditions applicable to grants under our 2018 Plan. Our Compensation Committee also determines who will receive grants under our 2018 Plan and the number of shares of common stock that will be subject to grants. Our Compensation Committee may delegate authority under the 2018 Plan to one or more subcommittees as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, our Board, in its discretion, may perform any action of our Compensation Committee under the 2018 Plan. Subject to compliance with applicable law and applicable stock exchange requirements, the Compensation Committee (or our Board or a subcommittee, as applicable) may delegate all or part of its authority to our Chief Executive Officer, as it deems appropriate, with respect to grants to employees or key advisors who are not executive officers or directors under Section 16 of the Exchange Act. Our Compensation Committee, our Board, any subcommittee or the Chief Executive Officer, as applicable, that has authority with respect to a specific grant will be referred to as “the committee” in this description of the 2018 Plan.
Shares subject to the plan
Subject to adjustment as described below, the maximum aggregate number of shares of common stock that may be issued or transferred under the 2018 Plan is 3,617,968 shares, which is equal to the sum of (i) 3,486,118 shares of our common stock, plus (ii) the number of shares of our common stock reserved for issuance under the 2017 Plan that remain available as of the effective date of the 2018 Plan (not to exceed 131,850 shares of our common stock). If any options or stock appreciation rights, including outstanding options and stock appreciation rights granted under our 2017 Plan (up to 2,520,247 shares), terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any stock awards, stock units or other stock-based awards, including outstanding awards granted under our 2017 Plan, are forfeited, terminated, or otherwise not paid in full in shares of common stock, the shares of our common stock subject to such grants will again be available for purposes of our 2018 Plan. In addition, as of the first trading day of each fiscal year during the term of the 2018 Plan (excluding any extensions), an additional number of shares of our common stock equal to 4% of the total number of shares outstanding on the last trading day in the immediately preceding fiscal year (or such lesser amount as determined by our Board) will be added to the number of shares authorized under the 2018 Plan. If the Plan Amendment is approved by our stockholders, as of the first trading day of each fiscal year during the term of the 2018 Plan (excluding any extensions), an additional number of shares of our common stock equal to 5% of the total number of shares outstanding on the last trading day in the immediately preceding fiscal year (or such lesser amount as determined by our Board) will be added to the number of shares authorized under the 2018 Plan.
Subject to adjustment as described below, the aggregate number of shares of common stock that may be issued or transferred under the 2018 Plan pursuant to incentive stock options will not exceed the lesser of the maximum aggregate number of shares of common stock that may be issued or transferred under the Plan and 16,000,000 shares.
Shares of our common stock that are surrendered in payment of the exercise price of an option or stock appreciation right will not be available for issuance under the 2018 Plan. Shares of our common stock that are withheld in satisfaction of the withholding taxes, or surrendered for the payment of taxes, will not be available for issuance under the 2018 Plan. When stock appreciation rights are granted, the full number of shares subject to the stock appreciation rights will be considered issued under the 2018 Plan regardless of the number of shares issued upon exercise of the stock appreciation rights. If any grants are paid in cash, and not in shares of our common stock, any shares of our common stock subject to such grants will also be available for future grants. If we repurchase shares of our common stock on the open market with the proceeds from the exercise price we receive from options, the repurchased shares will not be available for issuance under the 2018 Plan. In addition, shares of our common stock issued under grants made pursuant to assumption, substitution, or exchange of previously granted awards of a company that we acquire will not reduce the number of shares of our common stock available under the 2018 Plan.
The maximum number of shares of our common stock that may be subject to options, stock appreciation rights, stock units and other stock-based awards made to employees, consultants and advisors under the 2018 Plan in any calendar year will not exceed 1,562,352 shares of our common stock in the aggregate. The maximum aggregate grant date value of shares of common stock subject to grants made to any non-employee member of our Board during any calendar year for services rendered as a non-employee member of our board, including any cash fees earned for services rendered as a non-employee member of our Board during the calendar year, will not exceed $750,000 in total value. For grants that are made to any non-employee member of our Board for services rendered as a non-employee member of our Board during the calendar year in which the non-employee member of the Board is first appointed to our Board, such grants taken together with any cash fees earned for services rendered as a non-employee member of our Board will not exceed $1,000,000 in total value. In determining these dollar limits, the value of grants will be calculated based on the grant date fair value of the grants for financial reporting purposes.
Adjustments
In connection with stock splits, stock dividends, recapitalizations, and certain other events affecting our common stock, the committee will make adjustments as it deems appropriate in the maximum number of shares of common stock reserved for issuance as grants; the maximum number and kind of shares for which any individual may receive grants in any year; the number and kind of shares covered by outstanding grants; the number and kind of shares that may be issued or transferred under our 2018 Plan; the price per share or market value of any outstanding grants; the exercise price of options; the base amount of stock appreciation rights; and the performance goals or other terms; and conditions as the committee deems appropriate.
Eligibility
All of our employees are eligible to receive grants under our 2018 Plan. In addition, our non-employee directors and key advisors who perform services for us are also eligible to receive grants under our 2018 Plan. The committee selects the employees, non-employee directors and key advisors who will receive grants. As of April 1, 2025, 375 employees, 1 consultant/independent contractor and 8 non-employee members of our Board were able to participate in the 2018 Plan.
Vesting
The committee determines the vesting and exercisability terms of awards granted under our 2018 Plan.
Options
Under our 2018 Plan, the committee will determine the exercise price of the options granted and may grant options to purchase shares of common stock in such amounts as it determines. The committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, or non-qualified stock options, which are not intended to so qualify. Incentive stock options may only be granted to our employees. Anyone eligible to participate in our 2018 Plan may receive a grant of non-qualified stock options. The exercise price of a stock option granted under our 2018 Plan cannot be less than the fair market value of a share of our common stock on the date the option is granted. If an incentive stock option is granted to a 10% stockholder, the exercise price cannot be less than 110% of the fair market value of a share of our common stock on the date the option is granted. The aggregate number of shares of common stock that may be issued or transferred under the 2018 Plan pursuant to incentive stock options under Section 422 of the Code may not exceed 3,617,968 shares of common stock.
The exercise price for any option is generally payable in cash or check. In certain circumstances as permitted by the committee, the exercise price may be paid by the surrender of shares of our common stock with an aggregate fair market value on the date the option is exercised equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; by withholding shares of common stock subject to the exercisable option which have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the committee approves.
The term of an option cannot exceed ten years from the date of grant, except that if an incentive stock option is granted to a 10% stockholder, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.

Except as provided in the grant instrument, an option may only be exercised while a participant is employed by or providing service to us. The committee will determine in the grant instrument under what circumstances and during what time periods a participant may exercise an option after termination of employment.
Stock appreciation rights
Under our 2018 Plan, the committee may grant stock appreciation rights, which may be granted separately or in tandem with any option. Stock appreciation rights granted with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. Stock appreciation rights granted with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The committee will establish the base amount of the stock appreciation right at the time the stock appreciation right is granted, which will be equal to or greater than the fair market value of a share of our common stock as of the date of grant.
If a stock appreciation right is granted in tandem with an option, the number of stock appreciation rights that are exercisable during a specified period will not exceed the number of shares of our common stock that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related stock appreciation rights will terminate, and upon the exercise of a stock appreciation right, the related option will terminate to the extent of an equal number of shares of our common stock. Generally, stock appreciation rights may only be exercised while the participant is employed by, or providing services to, us. When a participant exercises a stock appreciation right, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the stock appreciation right. The appreciation of a stock appreciation right will be paid in shares of our common stock, cash or both.
The term of a stock appreciation right cannot exceed ten years from the date of grant. In the event that on the last day of the term of a stock appreciation right, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common A stock under our insider trading policy, the term of the stock appreciation right will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.
Stock awards
Under our 2018 Plan, the committee may grant stock awards. A stock award is an award of our common stock that may be subject to restrictions as the committee determines. The restrictions, if any, may lapse over a specified period of employment or based on the satisfaction of pre-established criteria, in installments or otherwise, as the committee may determine. Except to the extent restricted under the grant instrument relating to the stock award, a participant will have all of the rights of a stockholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares. Dividends with respect to stock awards that vest based on performance shall vest if and to the extent that the underlying stock award vests, as determined by the committee. All unvested stock awards are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.
Stock units
Under our 2018 Plan, the committee may grant restricted stock units to anyone eligible to participate in our 2018 Plan. Restricted stock units are phantom units that represent shares of our common stock. Stock units become payable on terms and conditions determined by the committee and will be payable in cash or shares of our stock as determined by the committee. All unvested restricted stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.
Other stock-based awards
Under our 2018 Plan, the committee may grant other types of awards that are based on, measured by, or payable to, anyone eligible to participate in our 2018 Plan in shares of our common stock. The committee will determine the terms and conditions of such awards. Other stock-based awards may be payable in cash, shares of our common stock, or a combination of the two.
Dividend equivalents
Under our 2018 Plan, the committee may grant dividend equivalents in connection with grants of stock units or other stock-based awards made under our 2018 Plan. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying a grant while the grant is outstanding. The committee will determine whether dividend equivalents will be paid currently or accrued as contingent cash obligations. Dividend equivalents may be paid in cash, in shares of common stock, or in a combination of the two. The committee will determine the terms and conditions of the dividend equivalent grants, including whether the grants are payable upon the achievement of specific performance goals. Dividend equivalents with respect to stock units or other stock-based awards that vest based on performance shall vest and be paid only if and to the extent that the underlying stock units or other stock-based awards vest and are paid as determined by the committee. No dividends or dividend equivalents will be granted in connection with stock options or stock appreciation rights.
Change of control
If we experience a change of control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), all outstanding grants that are not exercised or paid at the time of the change of control will be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). If the surviving corporation does not assume or replace the outstanding grants with grants that have comparable terms, outstanding stock options and stock appreciation rights will automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units, other stock-based awards and dividend equivalents will immediately lapse. However, if the vesting of such grants is based on performance (in whole or in part), the vesting terms applicable to such grants will be determined under the applicable grant instrument.
If the outstanding grants are assumed, or replaced with grants that have comparable terms by, the surviving corporation (or parent or subsidiary of the surviving corporation) and if the participant’s employment or service is terminated without cause or by the participant for good reason (if applicable) upon or within 12 months following the change of control, the participant’s outstanding grants shall become fully vested as of the date of such termination; provided that if the vesting of any such grants is based on performance (in whole or in part), the vesting terms applicable to such grants will be determined under the applicable grant instrument. The committee may provide for more beneficial vesting terms upon a termination of employment or service in connection with the change of control, as set forth in the applicable grant instrument or otherwise.
If there is a change of control and all outstanding grants are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation, the committee may take any of the following action without the consent of any participant:
•
pay participants, in an amount and form determined by the committee, in settlement of outstanding stock units, other stock based awards, cash awards, or dividend equivalents;

•
require that participants surrender their outstanding stock options, stock appreciation rights or any other exercisable grant, in exchange for a payment by us, in cash or shares of our common stock, equal to the difference between the exercise price and the fair market value of the underlying shares of common stock; provided, however, if the per share fair market value of the common stock does not exceed the per share stock option exercise price or stock appreciation right base amount, as applicable, we will not be required to make any payment to the participant upon surrender of the stock option or stock appreciation right; or

•
after giving participants an opportunity to exercise all of their outstanding stock options and stock appreciation rights, terminate any unexercised stock options and stock appreciation rights on the date determined by our compensation committee.

In general terms, a change of control under our 2018 Plan occurs if:
•
a person, entity or affiliated group, with certain exceptions, acquires more than 50% of our then outstanding voting securities;

•
we merge into another entity unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

•
we merge into another entity and the members of the board prior to the merger would not constitute a majority of the board of the merged entity or its parent;

•
we sell or dispose of all or substantially all of our assets;

•
our complete liquidation or dissolution; or

•
a majority of the members of our Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors.

Deferrals
The committee may permit or require participants to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the participant in connection with a grant under our 2018 Plan. The committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.
Withholding
All grants under the 2018 Plan are subject to applicable U.S. federal, including Federal Insurance Contributions Act, or FICA, state and local, foreign, or other tax withholding requirements. We may require participants or other persons receiving grants or exercising grants to pay an amount sufficient to satisfy such tax withholding requirements with respect to such grants, or we may deduct from other wages and compensation paid by us the amount of any withholding taxes due with respect to such grant.
The committee may permit or require that our tax withholding obligation with respect to grants paid in our common stock to be paid by having shares withheld up to an amount that does not exceed the participant’s minimum applicable withholding tax rate for United States federal, including FICA, state and local tax liabilities, or as otherwise determined by the committee. In addition, the committee may, in its discretion, and subject to such rules as the committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular grant.
Transferability
Except as permitted by the committee with respect to non-qualified stock options, only a participant may exercise rights under a grant during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to grants other than incentive stock options, pursuant to a domestic relations order. The committee may provide in a grant instrument that a participant may transfer non-qualified stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws.
Amendment; termination
Our Board may amend or terminate our 2018 Plan at any time, except that our stockholders must approve an amendment if such approval is required in order to comply with the Code, applicable laws, or applicable stock exchange requirements. Unless terminated sooner by our Board or extended with stockholder approval, our 2018 Plan will terminate on the day immediately preceding the tenth anniversary of the effective date of the 2018 Plan.

Establishment of sub-plans
Our Board may, from time to time, establish one or more sub-plans under the 2018 Plan to satisfy applicable blue sky, securities, or tax laws of various jurisdictions. Our Board may establish such sub-plans by adopting supplements to the 2018 Plan setting forth limitations on the committee’s discretion and such additional terms and conditions not otherwise inconsistent with the 2018 Plan as our Board will deem necessary or desirable. All such supplements will be deemed part of the 2018 Plan, but each supplement will only apply to participants within the affected jurisdiction.
Clawback
Subject to applicable law, the committee may provide in any grant instrument that if a participant breaches any restrictive covenant agreement between the participant and us, or otherwise engages in activities that constitute cause (as defined in our 2018 Plan) either while employed by, or providing services to, us or within a specified period of time thereafter, all grants held by the participant will terminate, and we may rescind any exercise of an option or stock appreciation right and the vesting of any other grant and delivery of shares upon such exercise or vesting, as applicable on such terms as the committee will determine, including the right to require that in the event of any rescission:
•
the participant must return the shares received upon the exercise of any option or stock appreciation right or the vesting and payment of any other grants; or

•
if the participant no longer owns the shares, the participant must pay to us the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (if the participant transferred the shares by gift or without consideration, then the fair market value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

The committee may also provide for clawbacks pursuant to a clawback policy, which our Board may in the future adopt and amend from time to time. Payment by the participant will be made in such manner and on such terms and conditions as may be required by the committee. We will be entitled to set off against the amount of any such payment any amounts that we otherwise owe to the participant.
Federal Income Tax Consequences
The following discussion summarizes certain federal income tax considerations of awards under the 2018 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.
Options
A participant does not realize ordinary income on the grant of an option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights
No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.
Restricted Stock, Performance and Restricted Stock Unit Awards
The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.
The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.
Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.
Impact of Section 409A
Section 409A of the Code applies to deferred compensation, which is generally defined as compensation earned currently, the payment of which is deferred to a later taxable year. Awards under the 2018 Plan are intended to be exempt from the requirements of Section 409A or to satisfy its requirements. An award that is subject to Section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, interest and an additional 20% tax on the vested amount underlying the award.
New Plan Benefits.
Future benefits under the 2018 Plan generally will be granted at the discretion of the compensation committee and are therefore not currently determinable. No awards have been previously granted that are contingent on the approval of the Plan Amendment.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PLAN AMENDMENT.
(PROPOSAL NO. 4)

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of June 30, 2025 (unless otherwise specified) by:
•
each of our directors, director nominees, and named executive officers;

•
all of our directors, director nominees, and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options, pre-funded warrants, warrants and certain other derivative securities that are currently exercisable, will become exercisable, or are currently vested, or will become vested, in each case, within 60 days after June 30, 2025. Shares of our common stock issuable pursuant to options, pre-funded warrants, warrants and certain other derivative securities are deemed outstanding for purposes of computing the percentage of the person holding such options, pre-funded warrants, warrants or other derivate securities and the percentage of any group of which the person is a member, but are not deemed outstanding for computing the percentage of any other person. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and 13(g) of the Securities Act. As of June 30, 2025, there were 77,807,174 shares of our common stock outstanding. Unless otherwise indicated, the address for each beneficial owner is c/o Replimune Group, Inc., 500 Unicorn Park Drive, Suite 303, Woburn, MA 01801.
Name and address of beneficial owner	Number of Shares Beneficially Owned†	Percentage of Shares Beneficially Owned (%)
Greater than 5% Stockholders:
Entities affiliated with Baker Bros. Advisors LP(1)	25,103,489	32.3
T. Rowe Price Associates, Inc.(2)	9,879,250	12.7
Redmile Group, LLC(3)	4,898,527	6.3
BlackRock, Inc(4)	4,538,487	5.8
Forbion Capital Fund III Coöperatief U.A.(5)	4,219,340	5.4
Named Executive Officers, Directors and Director Nominees
Philip Astley-Sparke(6)	2,304,054	2.9
Sushil Patel(7)	390,239	*
Kapil Dhingra(8)	248,910	*
Konstantinos Xynos(9)	200,911	*
Dieter Weinand(10)	184,550	*
Joseph Slattery(11)	172,756	*
Paolo Pucci(12)	123,200	*
Christopher Sarchi(13)	123,069	*
Christy Oliger(14)	106,700	*
Emily Hill(15)	123,418	*
Veleka Peeples-Dyer(16)	66,650	*
Madhavan Balachandran	0	—
Michael Goller	0	—
All executive officers, directors and director nominees as a group (14 persons)(17)	4,170,377	5.2

*
Represents beneficial ownership of less than 1%.

†
None of the shares are pledged as security.

(1)
Based on information provided to us by Baker Bros. Advisors LP (“Baker Adviser”), Baker Bros. Advisors (GP) LLC (“Baker Adviser GP”), Felix J. Baker (“Felix”) and Julian J. Baker (“Julian”). Consists of (i) 10,116,095 shares of common stock held directly by Baker Brothers Life Sciences , L.P. (“Baker Brothers Life Sciences”), (ii) 929,241 shares of our common stock held by 667, L.P. (“667” and, together with Baker Brothers Life Sciences, the “BBA Funds”), and (iii) 14,058,153 shares of common stock that are issuable to the BBA Funds upon the exercise of pre-funded warrants. Baker Bros. Advisors LP (“BBA”) is the management company and investment advisor to the BBA Funds and has sole voting and investment power with respect to these securities. Baker Bros. Advisors (GP) LLC (the “GP”) is the sole general partner of BBA. Julian C. Baker and Felix J. Baker are managing members of the GP. The GP, Julian C. Baker, Felix J. Baker and BBA may be deemed to be beneficial owners of the securities directly held by the BBA Funds. Julian C. Baker, Felix J. Baker, BBA, and the GP disclaim beneficial ownership of all securities held by the BBA Funds, except to the extent of their indirect pecuniary interest therein. The business address of BBA, GP, Julian C. Baker and Felix J. Baker is 860 Washington Street, 3rd Floor, New York, NY 10014. The business address of Baker Adviser, Baker Adviser GP, Felix and Julian is c/o Baker Bros. Advisors LP, 860 Washington Street, 3rd Floor, New York, NY 10014. Michael Goller, a full-time employee of the Adviser, currently serves on our Board as a representative of the BBA Funds.

(2)
Based on (i) a Schedule 13G/A filed with the SEC on November 14, 2024 by T. Rowe Price Associates, Inc. (“Price Associates”) and (ii) information otherwise available to us. Price Associates has sole voting power and sole dispositive power over 9,686,293 and 9,879,250 shares of common stock, respectively. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, the shares is vested in the individual and institutional clients which Price Associates serves as investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time. The address of Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(3)
Based on (i) a Schedule 13G/A filed with the SEC on May 15, 2025 by Redmile Group, LLC and Jeremy C. Green. Consists of 4,898,527 shares of common stock owned by certain private investment vehicles and/or sub-advised accounts managed by Redmile Group, LLC (the “Redmile Funds”). The shares may be deemed beneficially owned by Redmile Group, LLC as investment manager of the Redmile Funds. The shares may also be deemed beneficially owned by Jeremy C. Green as the principal of Redmile Group, LLC. Redmile Group, LLC and Mr. Green each disclaim beneficial ownership of the shares, except to the extent of its or his pecuniary interest in the shares, if any. The address of Redmile Group, LLC and Mr. Green is Redmile Group, LLC, One Letterman Drive, Building D, Suite D3-300, The Presidio of San Francisco, San Francisco, California 94129.

(4)
Based solely on a Schedule 13G/A filed with the SEC on January 26, 2024 by BlackRock, Inc. (“BlackRock”). BlackRock has sole voting power and sole dispositive power over 4,415,285 and 4,538,487 shares of common stock, respectively. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(5)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2025 by Forbion Capital Fund III Coöperatief U.A. (“Forbion III COOP”) and Forbion III Management B.V. (“Forbion III”). Consists of (i) 4,219,340 shares of common stock and (ii) 248,672 shares of common stock issuable upon exercise of warrants to purchase shares of common stock. Forbion III, the director of Forbion III COOP, has voting and investment power over the shares held by Forbion III COOP. The address of the principal business and principal office of Forbion III COOP and Forbion III is Gooimeer 2-35, 1411 DC Naarden, The Netherlands.

(6)
Consists of (i) 1,316,521 shares of common stock and (ii) 987,533 shares of common stock underlying options that are exercisable within 60 days of June 30, 2025.

(7)
Consists of (i) 81,282 shares of common stock and (ii) 308,957 shares of common stock underlying options that are exercisable within 60 days of June 30, 2025.

(8)
Consists entirely of 248,910 shares of common stock underlying options that are exercisable within 60 days of June 30, 2025.

(9)
Consists of (i) 33,934 shares of common stock and (ii) 166,977 shares of common stock underlying options that are exercisable within 60 days of June 30, 2025.

(10)
Consists entirely of 184,550 shares of common stock underlying options that are exercisable within 60 days of June 30, 2025.

(11)
Consists of (i) 6,667 shares of common stock and (ii) 166,089 shares of common stock underlying options that are exercisable within 60 days of June 30, 2025.

(12)
Consists entirely of 123,200 shares of common stock underlying options that are exercisable within 60 days of June 30, 2025.

(13)
Consists of (i) 27,877 shares of common stock and (ii) 95,192 shares of common stock underlying options that are exercisable within 60 days of June 30, 2025.

(14)
Consists entirely of 106,700 shares of common stock underlying options that are exercisable within 60 days of June 30, 2025.

(15)
Consists of (i) 36,857 shares of common stock and (ii) 86,561 shares of common stock underlying options that are exercisable within 60 days of June 30, 2025.

(16)
Consists entirely of 66,650 shares of common stock underlying options that are exercisable within 60 days of June 30, 2025.

(17)
Consists of (i) 1,517,833 shares of common stock and (ii) 2,652,544 shares of common stock underlying options and securities that are exercisable within 60 days of June 30, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions Policy
Our Board has adopted a formal written policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior review and ratification of the Audit Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons in which the amount involved exceeds $120,000 and such person would have a direct or indirect material interest must first be presented to the Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, the Audit Committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
Other than as disclosed below, during the fiscal year ended March 31, 2025, we were not a party to any transactions or series of similar transactions, in which:
•
the amounts involved exceeded or will exceed $120,000; and

•
any of the directors, executive officers or holders of more than 5% of our voting equity, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and named executive officers are described elsewhere in this Proxy Statement.
Appointment of Michael Goller and Entry Into Affiliate Registration Rights Agreement:
Michael Goller, who is a member of our Board, is a Partner at Baker Bros. Advisors LP, the investment adviser of 667, L.P. and Baker Brothers Life Sciences, L.P. (the “BBA Funds”).
The BBA Funds are a beneficial owner of more than five percent of our capital stock. In connection with the appointment of Mr. Goller to the Board, the Company entered into the Affiliate Registration Rights Agreement with the BBA Funds on March 5, 2025. Pursuant to the Affiliate Registration Rights Agreement, the BBA Funds are entitled to certain resale registration rights with respect to shares of the Company’s common stock (“Common Stock”) issued or issuable upon the exercise or conversion of any other securities (whether equity, debt or otherwise) now owned or subsequently acquired by the BBA Funds (collectively, the “Baker Registrable Securities”), subject to certain specified exceptions, conditions and limitations as set forth in the Affiliate Registration Rights Agreement.
Under the Affiliate Registration Rights Agreement, following a request by the BBA Funds, the Company is obligated to file a resale registration statement on Form S-3, or other appropriate form, covering the Baker Registrable Securities. The Company has agreed to file such resale registration statement as promptly as reasonably practicable following such request, and in any event within 60 days of such request. The Company’s obligations to file such registration statement are subject to specified exceptions, and suspension and deferral rights as are set forth in the Affiliate Registration Rights Agreement. Under specified circumstances, the Company may also include securities of the Company in any such registration statement. Under the Affiliate Registration Rights Agreement, the BBA Funds also have the right to one underwritten offering per calendar year, but no more than three underwritten offerings in total and not more than two underwritten offerings or “block trades” (as defined in the Affiliate Registration Rights Agreement) in any calendar year, to effect the sale or distribution of the Baker Registrable Securities, subject to certain exceptions, conditions and limitations. The Affiliate Registration Rights Agreement also requires the Company to pay certain expenses relating to such registrations and to indemnify the BBA Funds against certain liabilities.

Public Offerings:
In June 2024, the BBA Funds participated in the Company’s private placement transaction (the “Private Placement”), pursuant to which the Company sold (a) 5,668,937 shares of the Company’s common stock (“Common Stock”), at an offering price of $8.82 per share, and (b) to the BBA Funds pre-funded warrants to purchase 5,669,578 shares of Common Stock at an offering price of $8.819 per pre-funded warrant. The Company received aggregate net proceeds in the Private Placement of approximately $96.7 million after deducting placement agent fees and other offering expenses payable by the Company of approximately $3.3 million.
In November 2024, the BBA Funds participated in the Company’s underwritten public offering of its securities, pursuant to which the Company issued and sold (a) 8,538,377 shares of Common Stock at a public offering price of $13.00 per share, and (b) to the BBA Funds pre-funded warrants to purchase 3,846,184 shares of Common Stock at a public offering price of $12.9999 per pre-funded warrant. The offering resulted in net proceeds to the Company of approximately $156.0 million after deducting fees and expenses of approximately $5.0 million.

GENERAL MATTERS
Availability of Certain Documents
A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 has been posted along with this Proxy Statement at www.envisionreports.com/REPL or www.replimune.com under “Investors & Media” at “Financials & Filings.” We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, including financial statements and schedules thereto, but excluding exhibits. A reasonable fee will be charged for copies of exhibits. Please send a written request to Investor Relations at:
Replimune Group, Inc.
500 Unicorn Park Drive
Suite 303
Woburn, MA 01801
Attention: Investor Relations
You may also find a copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 (with exhibits) on the SEC website at www.sec.gov.
Stockholders Sharing an Address / Householding
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Only one copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and this Proxy Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.
We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and this Proxy Statement was delivered. To receive a separate copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 or this Proxy Statement, or to receive separate copies in the future, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write to Investor Relations at Replimune Group, Inc. at our principal executive offices at 500 Unicorn Park Drive, Suite 303, Woburn, MA 01801 or call Investor Relations at +1 (339) 970-2843.
Stockholder Proposals and Nominations
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.
Under Rule 14a-8 of the Exchange Act, to submit a proposal for inclusion in our Proxy Statement for the 2026 Annual Meeting of Stockholders, stockholder proposals must be received no later than close of business on March 27, 2026, by our Secretary at our principal executive offices at 500 Unicorn Park Drive, Suite 303, Woburn, MA 01801, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.
Requirements for Stockholder to bring Business and Nominations Before an Annual Meeting of Stockholder.
Our bylaws provide that, for stockholder nominations to the Board or other business to be considered at the 2026 Annual Meeting of Stockholders, the stockholder must give timely notice thereof in writing to the Secretary at Replimune Group, Inc., 500 Unicorn Park Drive, Suite 303, Woburn, MA 01801 between May 6, 2026 and June 5, 2026 (assuming the date of our 2026 Annual Meeting of Stockholders is not so advanced or delayed as described in our bylaws).

To be timely for the 2026 Annual Meeting of Stockholders, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the previous year’s annual meeting, except that if the annual meeting is scheduled more than 30 days before or 60 days after such anniversary date, we must receive the notice not later than the close of business on the 10th day following the day on which we first provide notice or public disclosure of the date of the meeting. Such notice must provide the information required by Section 2.12 of our bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2026 Annual Meeting of Stockholders. In addition, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
By Order of the Board of Directors,
/s/ SUSHIL PATEL
Sushil Patel Chief Executive Officer July 25, 2025
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APPENDIX A
REPLIMUNE GROUP, INC.
AMENDMENT NO 1. TO
2018 OMNIBUS INCENTIVE COMPENSATION PLAN
WHEREAS, Replimune Group, Inc., a Delaware corporation (the “Company”), maintains the Replimune Group, Inc. 2018 Omnibus Incentive Compensation Plan (the “Plan”), for the benefit of certain employees, consultants, advisors, and members of the Board of Directors of the Company (the “Board’);
WHEREAS, pursuant to Section 17(a) of the Plan, the Board may amend the Plan at any time, subject to stockholder approval if such stockholder approval is required to comply with the Internal Revenue Code of 1986, as amended, or other applicable law, or to comply with applicable stock exchange requirements; and
WHEREAS, the Board has approved this Amendment No. 1 to the Plan, effective September 3, 2025, subject to approval by the Company’s stockholders.
NOW, THEREFORE, in accordance with the foregoing, the Plan shall be, and hereby is, amended, effective September 3, 2025, subject to approval by the Company’s stockholders, as follows:
1.
The third sentence of Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“In addition, as of the first trading day of each fiscal year during the term of the Plan (excluding any extensions), an additional positive number of shares of Company Stock shall be added to the number of shares of Company Stock authorized to be issued or transferred under the Plan, equal to 5% of the total number of shares of Company Stock outstanding on the last trading day in the immediately preceding fiscal year, or such lesser amount as determined by the Board.”
2.
Except as modified herein, all provisions of the Plan shall remain in full force and effect.

A-1

Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 1 – 4. A 01 - Kapil Dhingra 02 - Christy Oliger 03 - Joseph Slattery 1UPX For Withhold For Withhold For Withhold 04 - Michael Goller 05 - Philip Astley-Sparke The Sample Company 046B6D 2. To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Replimune Group, Inc. for the fiscal year ending March 31, 2026. 3. To approve, on a non-binding advisory basis, the compensation of Replimune Group, Inc.’s named executive officers for the fiscal year ended March 31, 2025. 1. Election of Directors: For Against Abstain For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B 4. To approve an amendment to Replimune Group, Inc.’s 2018 Omnibus Incentive Compensation Plan (the “Plan Amendment”). 2025 Annual Meeting of Replimune Group, Inc. Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q If no electronic voting, delete QR code and control # You may vote online or by phone instead of mailing this card. Online (Before the Meeting) Go to www.envisionreports.com/REPL or scan the QR code — login details are located in the shaded bar below. Your vote matters – here’s how to vote! Online (During the Meeting) Go to meetnow.global/MF6VJVT. To access the virtual meeting you must have the information that is printed in the shaded bar located below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/REPL Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/REPL Notice of 2025 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — September 3, 2025 The undersigned stockholder(s) of Replimune Group, Inc. (the “Company”) hereby appoint(s) Sushil Patel and Shawn Glidden, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of the Company that the undersigned stockholder(s) is/are entitled to vote at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 11:30 AM, Eastern Time on September 3, 2025, via live webcast at meetnow.global/MF6VJVT, and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their full discretion (i) FOR the election of any person to the Board of Directors of the Company (the “Board”) if any nominee named herein becomes unable to serve or for good cause will not serve, (ii) FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2026, (iii) FOR the proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended March 31, 2025, (iv) FOR the approval of the Plan Amendment, (v) on any matter that the Board did not know would be presented at the Annual Meeting within a reasonable time prior to conducting this proxy solicitation, and (vi) on such other business as may properly be brought before the Annual Meeting or any adjournment, continuation or postponement thereof. This proxy, when executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is indicated, this proxy will be voted in accordance with the Board’s recommendation. (Items to be voted appear on reverse side) 2025 Annual Meeting of Stockholders of Replimune Group, Inc. Non-Voting Items C q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/REPL To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The 2025 Annual Meeting of Stockholders of Replimune Group, Inc. will be held on Wednesday, September 3, 2025 at 11:30 AM Eastern Time, virtually via the Internet at meetnow.global/MF6VJVT.